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                     AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION

              STANDARD INDUSTRIAL/COMMERCIAL SINGLE-TENANT LEASE -- NET


1.  Basic Provisions ("Basic Provisions")

    1.1 Parties: This Lease ("Lease"), dated for reference purposes only, December 5, 1994, is made by and between Harry Locklin ("Lessor") and Affymetrix, a California Corporation ("Lessee"), (collectively the "Parties," or individually a "Party").

    1.2 Premises: That certain real property, including all improvements therein or to be provided by Lessor under the terms of this Lease, and commonly known by the street address of 1145 Sonora Court, Sunnyvale, located in the County of Santa Clara, State of California and generally described as (describe briefly the nature of the property) approximately 19,900 square feet of an office/R&D building together with parking areas and landscaping (if any) appurtenant thereto.

    1.3 Term: Five (5) years and 0 months ("Original Term") commencing three (3) months after the date of delivery ("Commencement Date") and ending April 30, 2000 ("Expiration Date"). (See Paragraph 3 for further provisions).

    1.4 Early Possession: February 1, 1995, ("Early Possession Date") however if National Semiconductor vacates building at an earlier date, access shall be granted. (See Paragraphs 3.2 and 3.3 for further provisions.)

    1.5 Base Rent: $14,992.50 per month ("Base Rent"), payable on the first day of each month commencing three (3) months after access is granted. (See Paragraph 4 for further provisions.)

/X/ If this box is checked, there are provisions in this Lease for the Base Rent to be adjusted.

    1.6 Base Rent Paid Upon Execution: $14,992.50 as Base Rent for the first full calendar month of the term.

    1.7 Security Deposit: $15,000.00 ("Security Deposit"). (See Paragraph 5 for further provisions.)

    1.8 Permitted Use: Administrative offices, laboratory, research and development facility, manufacturing and clean room areas. (See Paragraph 6 for further provisions.)

    1.9 Insuring Party: Lessor is the "Insuring Party" unless otherwise stated herein. (See Paragraph 8 for further provisions.)

    1.10 Real Estate Brokers: The following real estate brokers (collectively, the "Brokers") and brokerage relationships exist in this transaction and are consented to by the Parties (check applicable boxes):
Cornish & Carey Commercial Oncor International represents Lessor exclusively ("Lessor's Broker"), and Cornish & Carey Commercial Oncor International and Catalyst Real Estate Group represents Lessee exclusively ("Lessee's Broker").

    1.11 Guarantor. The obligations of the Lessee under this Lease are to be guaranteed by ___________________ ("Guarantor"). (See Paragraph 37 for further provisions.)

    1.12 Addenda. Attached hereto is an Addendum or Addenda consisting of Paragraphs 1 through 13 and Exhibits A and B, all of which constitute a part of this Lease.

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2.  Premises.

    2.1 Letting. Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, the Premises, for the term, at the rental, and upon all of the terms, covenants and conditions set forth in this Lease. Unless otherwise provided herein, any statement of square footage set forth in this Lease, or that may have been used in calculating rental, is an approximation which Lessor and Lessee agree is reasonable and the rental based thereon is not subject to revision whether or not the actual square footage is more or less.

    2.2    Deleted.

    2.3    Deleted.

    2.4 Acceptance of Premises. Lessee hereby acknowledges: (a) that it has been advised by the Brokers to satisfy itself with respect to the condition of the Premises (including but not limited to the electrical and fire sprinkler systems, security, environmental aspects, compliance with Applicable Law, as defined in Paragraph 6.3) and the present and future suitability of the Premises for Lessee's intended use and (c) that neither Lessor, nor any of Lessor's agents, has made any oral or written representations or warranties with respect to the said matters other than as set forth in this Lease.

    2.5 Lessee Prior Owner/Occupant. The warranties made by Lessor in this Paragraph 2 shall be of no force or effect if immediately prior to the date set forth in Paragraph 1.1 Lessee was the owner or occupant of the Premises. In such event, Lessee shall, at Lessee's sole cost and expense, correct any non-compliance of the Premises with said warranties.

3.  Term.

    3.1 Term. The Commencement Date, Expiration Date and Original Term of this Lease are as specified in Paragraph 13.

    3.2 Early Possession. If Lessee totally or partially occupies the Premises prior to the Commencement Date, the obligation to pay Base Rent shall be abated for the period of such early possession. All other terms of this Lease, however, (including but not limited to the obligations to pay Real Property Taxes and insurance premiums and to maintain the Premises) shall be in effect during such period. Any such early possession shall not affect nor advance the Expiration Date of the Original Term.

    3.3 Delay in Possession. If for any reason Lessor cannot deliver possession of the Premises to Lessee as agreed herein by the Early Possession Date if one is specified in Paragraph 1.4, or, if no Early Possession Date is specified. by the Commencement Date, Lessor shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease, or the obligations of Lessee hereunder, or extend the term hereof, but in such case, Lessee shall not, except as otherwise provided herein, be obligated to pay rent or perform any other obligation of Lessee under the terms of the Lease until Lessor delivers possession of the Premises to Lessee, if possession of the Premises is not delivered to Lessee within sixty (60) days after the Commencement Date, Lessee may, at its option, by notice in writing to Lessor within ten (10) days thereafter, cancel this Lease, in which event the Parties shall be discharged from all obligations hereunder; provided, however, that if such written notice by Lessee is not received by Lessor within said ten (10) day period, Lessee's right to cancel this Lease shall terminate and be of no further force or effect. Except as may be otherwise provided, and regardless of when the term actually commences, if possession is not tendered to Lessee when required by this Lease and Lessee does not terminate this Lease as aforesaid, the period free of the obligation to pay Base Rent, if any, that Lessee would otherwise have enjoyed shall run from the date of delivery


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of possession and continue for a period equal to what Lessee would otherwise have enjoyed under the terms hereof, but minus any days of delay caused by the acts, changes or omissions of Lessee.

4.  Rent.

    4.1 Base Rent. Lessee shall cause payment of Base Rent and other rent or charges, as the same may be adjusted from time to time, to be received by Lessor in lawful money of the United States, without offset or deduction, on or before the day on which it is due under the terms of this Lease. Base Rent and all other rent and charges for any period during the term hereof which is for less than one (1) full calendar month shall be prorated based upon the actual number of days of the calendar month involved. Payment of Base Rent and other charges shall be made to Lessor at its address stated herein or to such other persons or at such other addresses as Lessor may from time to time designate in writing to Lessee.

5. Security Deposit. Lessee shall deposit with Lessor upon execution hereof the Security Deposit set forth in Paragraph 1.7 as security for Lessee's faithful performance of Lessee's obligations under this Lease. If Lessee fails to pay Base Rent or other rent or charges due hereunder, or otherwise Defaults under this Lease (as defined in Paragraph 13.1), Lessor may use, apply or retain all or any portion of said Security Deposit for the payment of any amount due Lessor or to reimburse or compensate Lessor for any liability, cost, expense, loss or damage (including attorneys' fees) which Lessor may suffer or incur by reason thereof. If Lessor uses or applies all or any portion of said Security Deposit, Lessee shall within ten (10) days after written request therefor deposit moneys with Lessor sufficient to restor said Security Deposit to the full amount required by this Lease. Any time the Base Rent increases during the term of this Lease, Lessee shall, upon written request from Lessor, deposit additional moneys with Lessor sufficient to maintain the same ratio between the Security Deposit and the Base Rent as those amounts are specified in the Basic Provisions. Lessor shall not be required to keep all or any part of the Security Deposit separate from its general accounts. Lessor shall, at the expiration or earlier termination of the term hereof and after Lessee has vacated the Premises, return to Lessee (or, at Lessor's option, to the last assignee, if any, of Lessee's interest herein), that portion of the Security Deposit not used or applied by Lessor. Unless otherwise expressly agreed in writing by Lessor, no part of the Security Deposit shall be considered to be held in trust, to bear interest or other increment for its use, or to be prepayment for any moneys to be paid by Lessee under this Lease.

6.  Use.

    6.1 Use. Lessee shall use and occupy the Premises only for the purposes set forth in Paragraph 1.8, or any other use which is comparable thereto, and for no other purpose. Lessee shall not use or permit the use of the Premises in a manner that creates waste or a nuisance, or that disturbs owners and/or occupants of, or causes damage to, neighboring premises or properties. Lessor hereby agrees to no unreasonably withhold or delay its consent to any written request by Lessee, Lessees assignees or subtenants, and by prospective assignees and subtenants of the Lessee, its assignees and subtenants, for a modification of said permitted purpose for which the premises may be used or occupied, so long as the same will not impair the structural integrity of the improvements on the Premises, the mechanical or electrical systems therein, is not significantly more burdensome to the Premises and the improvements thereon, and is otherwise permissible pursuant to this Paragraph 6. If Lessor elects to withhold such consent, Lessor shall within five (5) business days give a written notification of same, which notice shall include an explanation of Lessor's reasonable objections to the change in use.


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    6.2    Hazardous Substances.

           (a) Reportable Uses Require Consent. Hazardous Substance shall include, but not be limited to, hydrocarbons, petroleum, gasoline, crude oil or any products, by-products or factions thereof. Lessee shall not engage in any activity in, on or about the Premises which constitutes a Reportable Use (as hereinafter defined) of Hazardous Substances without the express prior written consent of Lessor and compliance in a timely manner (at Lessee's sole cost and expense) with all Applicable Law (as defined in Paragraph 6.3). "Reportable Use" shall mean (i) the installation or use of any above or below ground storage tank, (ii) the generation, possession, storage, use, transportation, or disposal of a Hazardous Substance that requires a permit from, or with respect to which a report, notice, registration or business plan is required to be filed with, any governmental authority. Reportable Use shall also include Lessee's being responsible for the presence in, on or about the Premises of a Hazardous Substance with respect to which any Applicable Law requires that a notice be given to persons entering or occupying the Premises or neighboring properties. Notwithstanding the foregoing, Lessee may, without Lessor's prior consent, but in compliance with all Applicable Law, use any ordinary and customary materials reasonably required to be used by Lessee in the normal course of Lessee's business permitted on the Premises, so long as such use is not a Reportable Use and does not expose the Premises or neighboring properties to any meaningful risk of contamination or damage or expose Lessor to any liability therefor. In addition, Lessor may (but without any obligation to do so) condition its consent to the use or presence of any Hazardous Substance, activity or storage tank by Lessee upon Lessee's giving Lessor such additional assurances as Lessor, in its reasonable discretion, deems necessary to protect itself, the public, the Premises and the environment against damage, contamination or injury and/or liability therefrom or therefor, including, but not limited to, the installation (and removal on or before Lease expiration or earlier termination) of reasonably necessary protective modifications to the Premises (such as concrete encasements) and/or the deposit of an additional Security Deposit under paragraph 5 hereof.

           (b) Duty to Inform Lessor. If Lessee knows, or has reasonable cause to believe, that a Hazardous Substance, or a condition involving or resulting from same, has come to be located in, on, under or about the Premises, other than as previously consented to be Lessor, Lessee shall immediately give written notice of such fact to Lessor. Lessee shall also immediately give Lessor a copy of any statement, report, notice, registration, application, permit, business plan, license, claim, action or proceeding given to, or received from, any governmental authority or private party, or persons entering or occupying the Premises, concerning the Presence, spill, release, discharge of, or exposure to, any Hazardous Substance or contamination in, on, or about the Premises, including but not limited to all such documents as may be involved in any Reportable Uses involving the Premises.

           (c) Indemnification. Lessee shall indemnify, protect, defend and hold Lessor, its agents, employees, lenders and ground Lessor, if any, and the Premises, harmless from and against any and all loss of rents and/or damages, liabilities, judgments, costs, claims, liens, expenses, penalties, permits and attorney's and consultant's fees arising out of or involving any Hazardous Substance or storage tank brought onto the Premises by or for Lessee or under Lessee's control. Lessee's obligations under this Paragraph 6 shall include, but not be limited to, the effects of any contamination or injury to person, property or the environment created or suffered by Lessee, and the cost of investigation (including consultant's and attorney's fees and testing), removal, remediation, restoration and/or abatement thereof, or of any contamination therein involved, and shall survive the expiration or earlier termination of this Lease. No termination, cancellation or release agreement entered into by


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Lessor and Lessee shall release Lessee from its obligations under this Lease with respect to Hazardous Substances or storage tanks, unless specifically so agreed by Lessor in writing at the time of such agreement.

    6.3 Lessee's Compliance with Law. Except as otherwise provided in this Lease, Lessee, shall, at Lessee's sole cost and expense, fully, diligently and in a timely manner, comply with all "Applicable Law," which term is used in this Lease to include all laws, rules, regulations, ordinances, directives, covenants, easements and restrictions of record, permits, the requirements of any applicable fire insurance underwriter or rating bureau, and the recommendations of Lessor's engineers and/or consultants, relating in any manner to the Premises (including but not limited to matters pertaining to (i) industrial hygiene, (ii) environmental conditions on, in, under or about the Premises, including soil and groundwater conditions, and (iii) the use, generation, manufacture, production, installation, maintenance, removal, transportation, storage, soil or release of any Hazardous Substance or storage tank), now in effect or which may hereafter come into effect, and whether or not reflecting a change in policy from any previously existing policy, Lessee shall, within five (5) days after the receipt of Lessor's written request, provide Lessor with copies of all documents and information, including, but not limited to, permits, registrations, manifests, applications, reports and certificates, evidencing Lessee's compliance with any Applicable Law specified by Lessor, and shall immediately, upon receipt notify Lessor in writing (with copies of any documents involved) of any threatened or actual claim notice citation, warning, complaint or report pertaining to or involving failure by Lessee or the Premises to comply with any Applicable Law.

    6.4 Inspection; Compliance. Lessor and Lessor's Lender(s) (as defined in Paragraph 8.3(a)) shall have the right to enter the Premises at any time, in the case of an emergency, and otherwise at reasonable times, for the purpose of inspecting the condition of the Premises and for verifying compliance by Lessee with this Lease and all Applicable Laws (as defined in Paragraph 6.3), and to employ experts and/or consultants in connection therewith and/or to advise Lessor with respect to Lessee's activities, including but not limited to the installation, operation, use, monitoring, maintenance, or removal of any Hazardous Substance or storage tank on or from the Premises. The costs and expenses of any such inspections shall be paid by the party requesting same unless a Default or breach of this Lease, violation of Applicable Law, or a contamination, caused or materially contributed to by Lessee is found to exist or be imminent, or unless the inspection is requested or ordered by a governmental authority as the result of any such existing or imminent violation or contamination. In any such case, Lessee shall upon request reimburse Lessor or Lessor's Lender, as the case may be, for the costs and expenses of such inspections.

7.  Maintenance; Repairs, Utility Installations; Trade Fixtures and
    Alternations.

    7.1    Lessee's Obligations.

           (a) Subject to the provisions of Paragraphs 2.2 (Lessor's warranty as to condition), 2.3 (Lessor's warranty as to compliance with covenants, etc.), 7.2 (Lessors obligations to repair), 9 (damage and destruction), and 14 (condemnation). Lessee shall at Lessee's sole cost and expense and at all times keep the Premises and every part thereof in good order condition and repair structural and non-structural (whether or not such portion of the Premises requiring repairs or the means of repairing the same, are reasonably or readily accessible to Lessee, and whether or not the need for such repairs occurs as a result of Lessee's use any prior use, the elements or the age of such portion of the Premises), including without limiting the generality of the foregoing all equipment or facilities serving the Premises, such as plumbing, heating, air conditioning,


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ventilating, electrical, lighting facilities, boiler, fired or unfired pressure vessels, fire sprinkler and/or standpipe and hose or other automatic fire extinguishing system, including fire alarm and/or smoke detection systems and equipment, fire hydrants, fixtures, walls (interior and exterior), foundations, ceilings, roofs, floors, windows, doors, plate glass, skylights, landscaping, driveways, parking lots, fences, retaining walls, signs, sidewalks and parkways located in, on, about, or adjacent to the Premises Lessee shall not cause or permit any Hazardous Substance to be spilled or released in, on, under or about the Premises (including through the plumbing or sanitary sewer system) and shall promptly, at Lessee's expense, take all investigatory and/or remedial action reasonably recommended, whether or not formally ordered or required, for the cleanup of any contamination of, and for the maintenance, security and/or monitoring of the Premises, the elements surrounding same, or neighboring properties, that was caused or materially contributed to by Lessee, or pertaining to or involving any Hazardous Substance and/or storage tank brought onto the Premises by or for Lessee or under its control. Lessee, in keeping the Premises in good order, condition and repair, shall exercise and perform good maintenance practices Lessee's obligations shall include restorations, replacements or renewals when necessary to keep the Premises and all improvements thereon or a part thereof in good order, condition and state of repair.

           (b) Lessee shall, at Lessee's sole cost and expense, procure and maintain contracts, with copies to Lessor, in customary form and substance for, and with contractors specializing and experienced in, the inspection, maintenance and service of the following equipment and improvements, if any, located on the Premises: (i) heating, air conditioning and ventilation equipment, (ii) boiler, fired or unfired pressure vessels, (iii) fire sprinkler and/or standpipe and hose or other automatic fire extinguishing systems, including fire alarm and/or smoke detection, (iv) landscaping and irrigation systems, (v) roof covering and drain maintenance and (vi) asphalt and parking lot maintenance.

    7.2 Lessor's Obligations. Except for the warranties and agreements of Lessor contained in Paragraphs 2.2 (relating to condition of the Premises), 2.3 (relating to compliance with covenants, restrictions and building code), 9 (relating to destruction of the Premises) and 14 (relating to condemnation of the Premises), it is intended by the Parties hereto that Lessor have no obligation, in any manner whatsoever, to repair and maintain the Premises, the improvements located thereon, or the equipment therein, whether structural or nonstructural, all of which obligations are intended to be that of the Lessee under Paragraph 7.1 hereof. It is the intention of the Parties that the terms of this Lease govern the respective obligations of the Parties as to maintenance and repair of the Premises. Lessee and Lessor expressly waive the benefit of any statute now or hereafter in effect to the extent it is inconsistent with the terms of this Lease with respect to, or which affords Lessee the right to make repairs at the expense of Lessor or to terminate this Lease by reason of any needed repairs.

    7.3    Utility Installations; Trade Fixtures; Alterations.

           (a) Definitions; Consent Required. The term "Utility Installations" is used in this Lease to refer to all carpeting, window coverings, air lines, power panels, electrical distribution, security, fire protection systems, communication systems, lighting fixtures, heating, ventilating, and air conditioning equipment, plumbing, and fencing in, on or about the Premises. The term "Trade Fixture" shall mean Lessee's machinery and equipment that can be removed without doing material damage to the Premises. The term "Alterations" shall mean any modification of the improvements on the Premises from that which are provided by Lessor under the terms of this Lease, other than Utility Installations or Trade Fixtures, whether by addition or deletion. "Lessee Owned Alterations and/or Utility



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Installations" are defined as Alterations and/or Utility Installations made by
Lessee that are not yet owned by Lessor as defined in Paragraph 7.4(a). Lessee shall not make any Alterations or Utility Installations in, on, under or about the Premises without Lessor's prior written consent.

           (b)    Consent.  Any Alterations or Utility Installations that
Lessee shall desire to make and which require the consent of the Lessor shall be presented to Lessor in written form with proposed detailed plans. All consents given by Lessor, whether by virtue of Paragraph 7.3(a) or by subsequent specific consent, shall be deemed conditioned upon A: (i) Lessee's acquiring all applicable permits required by governmental authorities, (ii) the furnishing of copies of such permits together with a copy of the plans and specifications for the Alteration or Utility Installation to Lessor prior to commencement of the work thereon, and (iii) the compliance by Lessee with all conditions of said permits in a prompt and expeditious manner. Any Alterations or Utility Installations by Lessee during the term of this Lease shall be done in a good and workmanlike manner, with good and sufficient materials, and in compliance with all Applicable Law. Lessee shall promptly upon completion thereof furnish Lessor with as-built plans and specifications therefor.

           (c) Indemnification. Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use on the Premises, which claims are or may be secured by any mechanics' or materialmen's lien against the Premises or any interest therein. Lessee shall give Lessor not less than ten (10) days' notice prior to the commencement of any work in, on or about the Premises, and Lessor shall have the right to post notices of non-responsibility in or on the Premises as provided by law. If Lessee shall, in good faith, contest the validity of any such lien, claim or demand, then Lessee shall at its sole expense defend and protect itself, Lessor and the Premises against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof against the Lessor or the Premises. If Lessor shall require, Lessee shall furnish to Lessor a surety bond satisfactory to Lessor in an amount equal to one and one-half times the amount of such contested lien claim or demand, indemnifying Lessor against liability for he same, as required by law for the holding of the Premises free from the effect of such lien or claim. In addition, Lessor may require Lessee to pay Lessor's attorney's fees and costs in participating in such action if Lessor shall decide it is to its best interest to do so.

    7.4    Ownership; Removal; and Restoration.

           (a) Ownership. Subject to Lessor's right to require their removal or become the owner thereof as hereinafter provided in this Paragraph 7.4, all Alterations and Utility Additions made to the Premises by Lessee shall be the property of and owned by Lessee, but considered a part of the Premises. Lessor may, at any time and at its option, elect in writing to Lessee to be the owner of all or any specified part of the Lessee Owned Alterations and Utility Installations. Unless otherwise instructed per subparagraph 7.4(b) hereof, all Lessee Owned Alterations and Utility Installations shall, at the expiration or earlier termination of this Lease, become the property of Lessor and remain upon and be surrendered by Lessee with the Premises.

           (b) Removal. Unless otherwise agreed in writing, Lessor may require that any or all Lessee Owned Alterations or Utility Installations be removed by the expiration or earlier termination of the Lease, notwithstanding their installation may have been consented to by Lessor. Lessor may require the removal at any time of all or any part of any Lessee Owned Alterations or Utility Installations made without the required consent of Lessor.


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           (c)    Surrender/Restoration.  Lessee shall surrender the Premises by the end of the last day of the Lease term or any earlier termination date, with all of the improvements, parts and surfaces thereof clean and free of debris and in good operating order, condition and state of repair, ordinary wear and tear excepted. "Ordinary wear and tear" shall not include any damage or deterioration that would have been prevented by good maintenance practice or by Lessee performing all of its obligations under this Lease. Except as otherwise agreed or specified in writing by Lessor, the Premises, as surrendered, shall include the Utility Installations. The obligation of Lessee shall include the repair of any damage occasioned by the installation, maintenance or removal of Lessee's Trade Fixtures, furnishings, equipment, and Alterations and/or Utility Installations, as well as the removal of any storage tank installed by or for Lessee, and the removal, replacement, or remediation of any soil, material or ground water contaminated by Lessee, all as may then be required by Applicable Law and/or good service practice. Lessee's Trade Fixtures shall remain the property of Lessee and shall be removed by Lessee subject to its obligation to repair and restore the Premises per this Lease.

8.  Insurance; Indemnity.

    8.1 Payment For Insurance. Regardless of whether the Lessor or Lessee is the Insuring Party, Lessee shall pay for all insurance required under this Paragraph 8. Premiums for policy periods commencing prior to or extending beyond the Lease term shall be prorated to correspond to the Lease term.
Payment shall be made by Lessee to Lessor within ten (10) days following receipt of an invoice for any amount due.

    8.2    Liability Insurance.

           (a) Carried by Lessee. Lessee shall obtain and keep in force during the term of this Lease a Commercial General Liability policy of insurance protecting Lessee and Lessor (as an additional insured) against claims for bodily injury, personal injury and property damage based upon, involving or arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be on an occurrence basis providing single limit coverage in an amount not less than $1,000,000 per occurrence with an "Additional Insured-Managers or Lessors of Premises" Endorsement and contain the "Amendment of the Pollution Exclusion" for damage caused by heat, smoke, or fumes from a hostile fire. The policy shall not contain any intra-insured exclusions as between insured persons or organizations, but shall include coverage for liability assumed under this Lease as an "insured contract" for the performance of Lessee's indemnity obligations under this Lease. The limits of said insurance required by this Lease or as carried by Lessee shall not, however, limit the liability of Lessee nor relieve Lessee of any obligation hereunder. All insurance to be carried by Lessee shall be primary to and not contributory with any similar insurance carried by Lessor, whose insurance shall be considered excess insurance only.

           (b) Carried By Lessor. In the event Lessor is in the Insuring Party, Lessor shall also maintain liability insurance described in Paragraph 8.2(a), above. In addition to, and not in lieu of, the insurance required to be maintained by Lessee. Lessee shall not be named as an additional insured therein

    8.3    Property Insurance - Building, Improvements and Rental Value.

           (a) Building and Improvements. The Insuring Party shall obtain and keep in force during the term of this Lease a policy or policies in the name of Lessor, with loss payable to Lessor and to the holders of any mortgages, deeds of trust or ground leases on the Premises ("Leader(s)"), insuring loss or damage to the Premises. The amount of such insurance shall be equal to the full replacement cost of the Premises, as the same


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shall exist from time to time, or the amount required by the Lenders, but in no event more than the commercially reasonable and available insurable value thereof if by reason of the unique nature or age of the improvements involved, such latter amount is less than full replacement cost. If Lessor is the Insuring Party, however, Lessee Owned Alterations and Utility Installations shall be insured by Lessee under Paragraph 8.4 rather than by Lessor if the coverage is available and commercially appropriate such policy or policies shall insure against all risks of direct physical loss or damage (except the perils of flood unless required by a Lender), including coverage for any additional costs resulting from debris removal and reasonable amounts of coverage for the enforcement of any ordinance or law regulating the reconstruction or replacement of any undamaged sections of the Premises required to be demolished or removed by reason of the enforcement of any building, zoning, safety or land use laws as the result of a covered cause of loss. Said policy or policies shall also contain an agreed valuation provision in lieu of any coinsurance clause, waiver of subrogation, and inflation guard protection causing an increase in the annual property insurance coverage amount by a factor of not less than the adjusted U.S. Department of Labor Consumer Price Index for All Urban Consumers for the city nearest to where the Premises are located. If such insurance coverage has a deductible clause, the deductible amount shall not exceed $1,000 per occurrence, and Lessee shall be liable for such deductible amount in the event of an Insured Loss, as defined in Paragraph 9.1(c).

           (b) Rental Value. The Insuring Party shall, in addition, obtain and keep in force during the term of this Lease a policy or policies in the name of Lessor with loss payable to Lessor and Lender(s), insuring the loss of the full rental and other charges payable by Lessee to Lessor under this Lease for one (1) year (including all real estate taxes, insurance costs, and any scheduled rental increases). Said insurance shall provide that in the event the Lease is terminated by reason of an insured loss, the period of indemnity for such coverage shall be extended beyond the date of the completion of repairs or replacement of the Premises, to provide for one full year's loss of rental revenues from the date of any such loss. Said insurance shall contain an agreed valuation provision in lieu of any coinsurance clause, and the amount of coverage shall be adjusted annually to reflect the projected rental income property taxes, insurance premium costs and other expenses, if any, otherwise payable by Lessee, for the next twelve (12) month period. Lessee shall be liable for any deductible amount in the event of such loss.

           (c) Adjacent Premises. If the Premises are part of a larger building, or if the Premises are part of a group of buildings owned by Lessor which are adjacent to the Premises, the Lessee shall pay for any increase in the premiums for the property insurance of such building or buildings if said increase is caused by Lessee's acts, omissions, use or occupancy of the Premises.

           (d) Tenant's Improvements. If the Lessor is the Insuring Party, the Lessor shall not be required to insure Lessee Owned Alterations and Utility Installations unless the item in question has become the property of Lessor under the terms of this Lease. If Lessee is the Insuring Party, the policy carried by Lessee under this Paragraph 8.3 shall insure Lessee Owned Alterations and Utility Installations.

    8.4 Lessee's Property Insurance. Subject to the requirements of Paragraph 8.5, Lessee at its cost shall either by separate policy or, at Lessor's option, by endorsement to a policy already carried, maintain insurance coverage on all of Lessee's personal property, Lessee Owned Alterations and Utility Installations in, on, or about the Premises similar in coverage to that carried by the Insuring Party under Paragraph 8.3. SUCH INSURANCE SHALL BE FULL REPLACEMENT COST COVERAGE WITH A

DEDUCTIBLE OF NOT TO EXCEED $1,000 PER OCCURRENCE. The proceeds from any such insurance shall be used by Lessee for the replacement of personal property or the restoration of Lessee Owned Alterations and Utility Installations. Lessee shall be the Insuring Party with respect to the insurance required by this Paragraph 8.4 and shall provide Lessor with written evidence that such Insurance is in force.

    8.5 Insurance Policies. Insurance required hereunder shall be in companies duly licensed to transact business in the state where the Premises are located and maintaining during the policy term a "General Policyholders Rating" of at least B+, V, or such other rating as may be required by a Lender having a lien on the Premises, as set forth in the most current issue of "Best's Insurance Guide." Lessee shall not do or permit to be done anything which shall invalidate the insurance policies referred to in this Paragraph 8. If Lessee is the Insuring Party, Lessee shall cause to be delivered to Lessor certified copies of policies of such insurance or certificate evidencing the existence and amounts of such Insurance with the insureds and loss payable clauses as required by this Lease. No such policy shall be cancelable or subject to modification except after thirty (30) days prior written notice to Lessor. Lessee shall at least thirty (30) days prior to the expiration of such policies, furnish Lessor with evidence of renewals or "insurance binders" evidencing renewal thereof, or Lessor may order such insurance and charge the cost thereof to Lessee, which amount shall be payable by Lessee to Lessor upon demand. If the Insuring Party shall fail to procure and maintain the insurance required to be carried by the Insuring Party under this Paragraph 8, the other Party may, but shall not be required to, procure and maintain the same, but at Lessee's expense.

    8.6 Waiver of Subrogation. Without affecting any other rights or remedies, Lessee and Lessor ("Waiving Party") each hereby release and relieve the other, and waive their entire right to recover damages (whether in contract or in tort) against the other, for loss of or damage to the Waiving Party's property arising out of or incident to the perils required to be insured against under Paragraph 8. The effect of such releases and waivers of the right to recover damages shall not be limited by the amount of insurance carried or required, or by any deductibles applicable thereto.

    8.7 Indemnity. Except for Lessor's negligence and/or breach of express warranties, Lessee shall indemnify, protect, defend and hold harmless the Premises. Lessor and its agents, Lessor's master or ground lessor, partners and Lenders, from and against any and all claims, loss of rents and/or damages, costs, liens, judgments, penalties, permits, attorney's and consultant's fees, expenses and/or liabilities arising out of, involving, or in dealing with, the occupancy of the Premises by Lessee, the conduct of Lessee's business, any act, omission or neglect of Lessee, its agents, contractors, employees or invitees, and out of any Default or Breach by Lessee in the performance in a timely manner of any obligation on Lessee's part to be performed under this Lease. The foregoing shall include, but not be limited to, the defense or pursuit of any claim or any action or proceeding involved therein, and whether or not (in the case of claims made against Lessor) litigated and/or reduced to judgment, and whether well founded or not. In case any action or proceeding be brought against Lessor by reason of any of the foregoing matters, Lessee upon notice from Lessor shall defend the same at Lessee's expense by counsel reasonably satisfactory to Lessor and Lessor shall cooperate with Lessee in such defense. Lessor need not have first paid any such claim in order to be so indemnified.

    8.8 Exemption of Lessor from Liability. Lessor shall not be liable for injury or damage to the person or goods, wares, merchandise or other property of Lessee. Lessee's employees, contractors, invitees, customers, or any other person in or about the Premises, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, fire sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether the said injury or damage results from conditions arising upon the Premises or upon other portions of the building of which the Premises are a part, or from other sources or places, and regardless of whether the cause of such damage or injury or the means of repairing the same is accessible or not. Lessor shall not be liable for any damages arising from any act or neglect of any other tenant of Lessor. Notwithstanding Lessor's negligence or breach of this Lease, Lessor shall under no circumstances be liable for injury to Lessee's business or for any loss of income or profit therefrom.

9.  DAMAGE OR DESTRUCTION.

    9.1    Definitions.

           (a) "Premises Partial Damage" shall mean damage or destruction to the improvements on the Premises, other than Lessee Owned Alterations and Utility Installations, the repair cost of which damage or destruction is less than 50% of the then Replacement Cost of the Premises immediately prior to such damage or destruction, excluding from such calculation the value of the land and Lessee Owned Alterations and Utility Installations.

           (b) "Premises Total Destruction" shall mean damage or destruction to the Premises, other than Lessee Owned Alterations and Utility Installations the repair cost of which damage or destruction is 50% or more of the then Replacement Cost of the Premises immediately prior to such damage or destruction, excluding from such calculation the value of the land and Lessee Owned Alterations and Utility Installations.

           (c) "Insured Loss" shall mean damage or destruction to improvements on the Premises, other than Lessee Owned Alterations and Utility Installations, which was caused by an event required to be covered by the insurance described in Paragraph 8.3(a), irrespective of any deductible amounts of coverage limits involved.

           (d) "Replacement Cost" shall mean the cost to repair or rebuild the improvements owned by Lessor at the time of the occurrence to their condition existing immediately prior thereto, including demolition, debris removal and upgrading required by the operation of applicable building codes, ordinances or laws, and without deduction for depreciation.

           (e) "Hazardous Substance Condition" shall mean the occurrence or discovery of a condition involving the presence of, or a contamination by, a Hazardous Substance as defined in Paragraph 6.2(a), in, or, under the Premises.

    9.2 Partial Damage - Insured Loss. If a Premises Partial Damage that is an Insured Loss occurs, then Lessor shall, at Lessor's expense, repair such damage (but not Lessee's Trade Fixtures or Lessee Owned Alterations and Utility Installations) as soon as reasonably possible and this Lease shall continue in full force and effect; provided, however, that Lessee shall, at Lessor's election, make the repair of any damage or destruction the total cost to repair of which is $10,000 or less, and, in such event, Lessor shall make the insurance proceeds available to Lessee on a reasonable basis for that purpose. Notwithstanding the foregoing, if the required insurance was not in force or the insurance proceeds are not sufficient to effect such repair the Insuring Party shall promptly contribute the shortage in proceeds (except as to the deductible which is Lessee's responsibility) as and when required to complete said repairs.

    9.3 Partial Damage - Uninsured Loss. If a Premises Partial Damage that is not an Insured Loss occurs, unless caused by a negligent or wilful act of Lessee (in which event Lessee shall make the repairs at Lessee's expense and this Lease shall continue in full force and effect, but subject to Lessor's rights under Paragraph 13), Lessor may at Lessor's option, either (i) repair such damage as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) give written notice to Lessee within thirty (30) days after receipt by Lessor of knowledge of the occurrence of such damage of Lessor's desire to terminate this Lease as of the date sixty (60) days following the giving of such notice. In the event Lessor elects to give such notice of Lessor's intention to terminate this Lease, Lessee shall have the right within ten (10) days after the receipt of such notice to give written notice to Lessor of Lessee's commitment to pay for the repair of such damage totally at Lessee's expense and without reimbursement from Lessor. Lessee shall provide Lessor with the required funds or satisfactory assurance thereof within thirty (30) days following Lessee's said commitment. In such event this Lease shall continue in full force and effect, and Lessor shall proceed to make such repairs as soon as reasonably possible and the required funds are available. If Lessee does not give such notice and provide the funds or assurance thereof within the times specified above, this Lease shall terminate as of the date specified in Lessor's notice of termination.

    9.4 Total Destruction. Notwithstanding any other provision hereof, if a Premises Total Destruction occurs (including any destruction required by any authorized public authority), this Lease shall terminate sixty (60) days following the date of such Premises Total Destruction, whether or not the damage or destruction is an Insured Loss or was caused by a negligent or willful act of Lessee. In the event, however, that the damage or destruction was caused by Lessee, Lessor shall have the right to recover Lessor's damages from Lessee except as released and waived in Paragraph 8.6.

    9.5 Damage Near End of Term. If at any time during the last six (6) months of the term of this Lease there is damage for which the cost to repair exceeds one (1) month's Base Rent, whether or not an Insured Loss, Lessor may, at Lessor's option, terminate this Lease effective sixty (60) days following the date of occurrence of such damage by giving written notice to Lessee of Lessor's election to do so within thirty (30) days after the date of occurrence of such damage. Provided, however, if Lessee at that time has an exercisable option to extend this Lease or to purchase the Premises, then Lessee may preserve this Lease by, within twenty (20) days following the occurrence of the damage, or before the expiration of the time provided in such option for its exercise, whichever is earlier ("Exercise Period"), (i) exercising such option and (ii) providing Lessor with any shortage in insurance proceeds (or adequate assurance thereof) needed to make the repairs. If Lessee duly exercises such option during said Exercise Period and provides Lessor with funds (or adequate assurance thereof) to cover any shortage in insurance proceeds, Lessor shall, at Lessor's expense repair such damage as soon as reasonably possible and this Lease shall continue in full force and effect. If Lessee fails to exercise such option and provide such funds or assurance during said Exercise Period, then Lessor may at Lessor's option terminate this Lease as of the expiration of said sixty (60) day period following the occurrence of such damage by giving written notice to Lessee of Lessor's election to do so within ten (10) days after the expiration of the Exercise Period, notwithstanding any term or provision in the grant of option to the contrary.

    9.6    Abatement of Rent; Lessee's Remedies.

           (a) In the event of damage described in Paragraph 9.2 (Partial Damage - Insured), whether or not Lessor or Lessee repairs or restores the Premises, the Base Rent, Real Property Taxes, insurance premiums, and other charges, if any, payable by Lessee hereunder for the period during which such damage, its repair or the restoration continues (not to exceed the period for which rental value insurance is required under Paragraph 8.3(b)), shall be abated in proportion to the degree to which Lessee's use of the Premises is impaired. Except for abatement of Base Rent, Real Property Taxes, insurance premiums, and other charges, if any, as aforesaid, all other obligations of Lessee hereunder shall be performed by Lessee, and Lessee shall have no claim against Lessor for any damage suffered by reason of any such repair or restoration.

           (b) If Lessor shall be obligated to repair or restore the Premises under the provisions of this Paragraph 9 and shall not commence, in a substantial and meaningful way, the repair or restoration of the Premises within ninety (90) days after such obligation shall accrue, Lessee may, at any time prior to the commencement of such repair or restoration, give written notice to Lessor and to any Lenders of which Lessee has actual notice of Lessee's election to terminate this Lease on a date not less than sixty (60) days following the giving of such notice. If Lessee gives such notice to Lessor and such Lenders and such repair or restoration is not commenced within thirty (30) days after receipt of such notice, this Lease shall terminate as of the date specified in said notice. If Lessor or a Lender commences the repair or restoration of the Premises within thirty (30) days after receipt of such notice, this Lease shall continue in full force and effect. "Commence" as used in this Paragraph shall mean either the unconditional authorization of the preparation of the required plans, or the beginning of the actual work on the Premises, whichever first occurs.

    9.7 Hazardous Substance Conditions. If a Hazardous Substance Condition occurs, unless Lessee is legally responsible therefor (in which case Lessee shall make the investigation and remediation thereof required by Applicable Law and this Lease shall continue in full force and effect, but subject to Lessor's rights under Paragraph 13), Lessor may at Lessor's option either (i) investigate and remediate such Hazardous Substance Condition, if required, as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) if the estimated cost to investigate and remediate such condition exceeds twelve (12) times the then monthly Base Rent or $100,000, whichever is greater, give written notice to Lessee within thirty (30) days after receipt by Lessor of knowledge of the occurrence of such Hazardous Substance Condition of Lessor's desire to terminate this Lease as of the date sixty (60) days following the giving of such notice. In the event Lessor elects to give such notice of Lessor's intention to terminate this Lease, Lessee shall have the right within ten (10) days after the receipt of such notice to give written notice to Lessor of Lessee's commitment to pay for the investigation and remediation of such Hazardous Substance Condition totally at Lessee's expense and without reimbursement from Lessor except tot he extent of an amount equal to twelve (12) times the then monthly Base Rent or $100,000, whichever is greater. Lessee shall provide Lessor with the funds required of Lessee or satisfactory assurance thereof within thirty (30) days following Lessee's said commitment. In such event this Lease shall continue in full force and effect, and Lessor shall proceed to make such investigation and remediation as soon as reasonably possible and the required funds are available. If Lessee does not give such notice and provide the required funds or assurance thereof within the times specified above, this Lease shall terminate as of the date specified in Lessor's notice of termination. If a Hazardous Substance Condition occurs for which Lessee is not legally responsible, there shall be abatement of Lessee's obligations under this Lease to the same extent as provided in Paragraph 9.6(a) for a period of not to exceed twelve (12) months.

    9.8 Termination - Advance Payments. Upon termination of this Lease pursuant to this Paragraph 9, an equitable adjustment shall be made concerning advance Base Rent and any other advance payments made by Lessee to Lessor. Lessor shall, in addition, return to Lessee so much of Lessee's Security Deposit as has not been, or is not then required to be used by Lessor under the terms of this Lease.

    9.9 Waive Statutes. Lessor and Lessee agree that the terms of this Lease shall govern the effect of any damage to or destruction of the Premises with respect to the termination of this Lease and hereby waive the provisions of any present or future statute to the extent inconsistent herewith.

10. Real Property Taxes.

    10.1   (a)    Payment of Taxes.  Lessee shall pay the Real Property Taxes, as defined in Paragraph 10.2, applicable to the Premises during the term of this Lease. Subject to Paragraph 10.1(b), all such payments shall be made at least ten (10) days prior to the delinquency date of the applicable installment. Lessee shall promptly furnish Lessor with satisfactory evidence that such taxes have been paid. If any such taxes to be paid by Lessee shall cover any period of time prior to or after the expiration or earlier termination of the term hereof, Lessee's share of such taxes shall be equitably prorated to cover only the period of time within the tax fiscal year this Lease is in effect, and Lessor shall reimburse Lessee for any over payment after such proration. If Lessee shall fail to pay any Real Property Taxes required by this Lease to be paid by Lessee, Lessor shall have the right to pay the same, and Lessee shall reimburse Lessor therefor upon demand.

           (b) Advance Payment. In order to insure payment when due and before delinquency of any or all Real Property Taxes, Lessor reserves the right, at Lessor's option, to estimate the current Real Property Taxes applicable to the Premises, and to require such current year's Real Property Taxes to be paid in advance to Lessor by Lessee, either: (i) in a lump sum amount equal to the installment due, at least twenty (20) days prior to the applicable delinquency date, or (ii) monthly in advance with the payment of the Base Rent. If Lessor elects to require payment monthly in advance, the monthly payment shall be that equal monthly amount which, over the number of months remaining before the month in which the applicable tax installment would become delinquent (and without interest thereon), would provide a fund large enough to fully discharge before delinquency the estimated installment of taxes to be paid. When the actual amount of the applicable tax bill is known, the amount of such equal monthly advance payment shall be adjusted as required to provide the fund needed to pay the applicable taxes before delinquency. If the amounts paid to Lessor by Lessee under the provisions of this Paragraph are insufficient to discharge the obligations of Lessee to pay such Real Property Taxes as the same become due, Lessee shall pay to Lessor, upon Lessor's demand, such additional sums as are necessary to pay such obligations. All moneys paid to Lessor under this Paragraph may be intermingled with other moneys of Lessor and shall not bear interest. In the event of a Breach by Lessee in the performance of the obligations of Lessee under this Lease, then any balance of funds paid to Lessor under the provisions of this Paragraph may, subject to proration as provided in Paragraph 10.1(a), at the option of Lessor, be treated as an additional Security Deposit under Paragraph 5.

    10.2 Definition of "Real Property Taxes." As used herein, the term "Real Property Taxes" shall include any form of real estate tax or assessment general, special, ordinary or extraordinary, and any license fee, commercial rental tax, improvement bond or bonds, levy or tax (other than inheritance, personal income or estate taxes) imposed upon the Premises by any authority having the direct or indirect power to tax, including any city, state or federal government, or any school, agricultural, sanitary, fire, street, drainage or other improvement district thereof, levied against any legal or equitable interest of Lessor in the Premises or in the real property of which the Premises are a part, Lessor's right to rent or other income therefrom, and/or Lessor's business of leasing the Premises. The term "Real Property Taxes" shall also include any tax, fee, levy, assessment or charge, or any increase therein, imposed by reason of events occurring, or changes in applicable law taking effect, during the term of this Lease, including but not limited to a change in the ownership of the Premises or in the improvements thereon, the execution of this Lease, or any modification, amendment or transfer thereof, and whether or not contemplated by the Parties.

    10.3 Joint Assessment. If the Premises are not separately assessed, Lessee's liability shall be an equitable proportion of the Real Property Taxes for all of the land and improvements included within the tax parcel assessed, such proportion to be determined by Lessor from the respective valuations assigned in the Lessor's work sheets or such other information as may be reasonably available Lessor's reasonable determination thereof, in good faith, shall be conclusive.

    10.4 Personal Property Taxes. Lessee shall pay prior to delinquency all taxes assessed against and levied upon Lessee Owned Alternations, Utility Installations, Trade Fixtures, furnishings, equipment and all personal property of Lessee contained in the Premises or elsewhere. When possible, Lessee shall cause its Trade Fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Lessor if any of Lessee's said personal property shall be assessed with Lessor's real property. Lessee shall pay Lessor the taxes attributable to Lessee within ten (10) days after receipt of a written statement setting forth the taxes applicable to Lessee's property or, at Lessor's option, as provided in Paragraph 10.1(b).

11. Utilities. Lessee shall pay for all water, gas, heat, light, power, telephone, trash disposal and other utilities and services supplied to the Premises, together with any taxes thereon. If any such services are not separately metered to Lessee, Lessee shall pay a reasonable proportion, to be determined by Lessor, of all charges jointly metered with other premises.

12. Assignment and Subletting.

    12.1   Lessor's Consent Required.

           (a) Lessee shall not voluntarily or by operation of law assign, transfer, mortgage or otherwise transfer or encumber (collectively, "assignment") or sublet all or any part of Lessee's interest in this Lease or in the Premises without Lessor's prior written consent given under the subject to the terms of Paragraph 36.

           (b)    Deleted.

           (c)    Deleted.

           (d)    Deleted.

           (e) Lessee's remedy for any breach of this Paragraph 12.1 by Lessor shall be limited to compensatory damages and injunctive relief.

    12.2   Terms and Conditions Applicable to Assignment and Subletting.

           (a) Regardless of Lessor's consent, any assignment or subletting shall not: (i) be effective without the express written assumption by such assignee or sublessee of the obligations of Lessee under this Lease,
(ii) release Lessee of any obligations hereunder, or (iii) alter the primary liability of Lessee for the payment of Base Rent and other sums due Lessor hereunder or for the performance of any other obligations to be performed by Lessee under this Lease.

           (b) Lessor may accept any rent or performance of Lessee's obligations from any person other than Lessee pending approval or disapproval of an assignment. Neither a delay in the approval or disapproval of such assignment nor the acceptance of any rent or performance shall constitute a waiver or estoppel of Lessor's right to exercise its remedies for the Default or Breach by Lessee of any of the terms, covenants or conditions of this Lease.

           (c) The consent of Lessor to any assignment or subletting shall not constitute a consent to any subsequent assignment or subletting by Lessee or to any subsequent or successive assignment or subletting by the sublessee. However, Lessor may consent to subsequent sublettings and assignments of the sublease or any amendments or modifications thereto without notifying Lessee or anyone else liable on the Lease or sublease and without obtaining their consent, and such action shall not relieve such persons from liability under this Lease or sublease.

           (d) In the event of any Default or Breach of Lessee's obligations under this Lease, Lessor may proceed directly against Lessee, any Guarantors or any one else responsible for the performance of the Lessee's obligations under this Lease, including the sublessee, without first exhausting Lessor's remedies against any other person or entity responsible therefor to Lessor, or any security held by Lessor or Lessee.

           (e) Each request for consent to an assignment or subletting shall be in writing, accompanied by information relevant to Lessor's determination as to the financial and operational responsibility and appropriateness of the proposed assignee or sublessee, including but not limited to the intended use and/or required modification of the Premises, if any. Lessee agrees to provide Lessor with such other or additional information and/or documentation as may be reasonably requested by Lessor.

           (f) Any assignee of, or sublessee under, this Lease shall, by reason of accepting such assignment or entering into such sublease, be deemed for the benefit of Lessor, to have assumed and agreed to conform and comply with each and every term, covenant, condition and obligation herein to be observed or performed by Lessee during the term of said assignment or sublease, other than such obligations as are contrary to or inconsistent with provisions of an assignment or sublease to which Lessor has specifically consented in writing.

           (g)    Deleted.

           (h)    Deleted.

    12.3 Additional Terms and Conditions Applicable to Subletting. The following terms and conditions shall apply to any subletting by Lessee of all or any part of the Premises and shall be deemed included in all subleases under this Lease whether or not expressly incorporated therein:

           (a) Lessee hereby assigns and transfers to Lessor all of Lessee's interest in all rentals and income arising from any sublease of all or a portion of the Premises heretofore or hereafter made by Lessee, and Lessor may collect such rent and income and apply same toward Lessee's obligations under this lease; provided, however, that until a Breach (as defined in Paragraph 13.1) shall occur in the performance of Lessee's obligations under this Lease. Lessee may, except as otherwise provided in this Lease, receive, collect and enjoy the rents accruing under such sublease. Lessor shall not, by reason for any failure of Lessee to perform and comply with any of Lessee's obligations to such sublessee under such sublease. Lessee hereby irrevocably authorizes and directs any such sublessee, upon receipt of a written notice from Lessor stating that a Breach exists in the performance of Lessee's obligations under this Lease, to pay to Lessor the rents and other charges due and to become due under the sublease. Sublessee shall rely upon any such statement and request from Lessor and shall pay such rents and other charges to Lessor without any obligation or right to inquire as to whether such Breach exists and notwithstanding any notice from or claim from Lessee to the contrary. Lessee shall have no right or claim against said sublessee or, until the Breach has been cured, against Lessor, for any such rents and other charges so paid by said sublessee to Lessor.

           (b) In the event of a Breach by Lessee in the performance of its obligations under this Lease, Lessor, at its option and without any obligation to do so, may require any sublessee to attorn to Lessor, in which event Lessor shall undertake the obligations of the sublessor under such sublease from the time of the exercise of said option to the expiration of such sublease; provided, however, Lessor shall not be liable for any prepaid rents or security deposit paid by such sublessee to such sublessor or for any other prior Defaults or Breaches or such sublessor under such sublease.

           (c) Any matter or thing requiring the consent of the sublessor under a sublease shall also require the consent of Lessor herein.

           (d) No sublessee shall further assign or sublet all or any part of the Premises without Lessor's prior written consent.

           (e) Lessor shall deliver a copy of any notice of Default or Breach by Lessee to the sublessee, who shall have the right to cure the Default of Lessee within the grace period, if any, specified in such notice. The sublessee shall have a right or reimbursement and offset from and against Lessee for any such Defaults cured by the sublessee.

13. Default; Breach; Remedies.

    13.1 Default; Breach. A "Default" is defined as a failure by the Lessee to observe comply with or perform any of the terms, covenants, conditions or rules applicable to Lessee under this Lease. A "Breach" is defined as the occurrence of any one or more of the following Defaults and where a grace period for cure after notice is specified herein the failure by Lessee to cure such Default prior to the expiration of the applicable grace period shall entitle Lessor to pursue the remedies set forth in Paragraphs 13.2 and/or 13.3.

           (a) The vacating of the Premises without the intention to reoccupy same, or the abandonment of the Premises.

           (b) Except as expressly otherwise provided in this Lease, the failure by Lessee to make any payment of Base Rent or any other monetary payment required to be made by Lessee hereunder, whether to Lessor or to a third party, as and when due, the failure by Lessee to provide Lessor with reasonable evidence of insurance or surety bond required under this Lease, or the failure of Lessee to fulfill any obligation under this Lease which endangers or threatens life or property, where such failure continues for a period of three
(3) days following written notice thereof by or on behalf of Lessor to Lessee.

           (c) Except as expressly otherwise provided in this Lease, the failure by Lessee to provide Lessor with reasonable written evidence (in duly executed original form, if applicable) of (i) compliance with Applicable Law per Paragraph 6.3, (ii) the inspection, maintenance and service contracts required under Paragraph 7.1(b), (iii) the recession of an unauthorized assignment or subletting per Paragraph 12.1(b), (iv) a Tenancy Statement per Paragraph 16 or 37, (v) the subordination or non-subordination of this Lease per Paragraph 30,
(vi) the guaranty of the performance of Lessee's obligations under this Lease if required under Paragraphs 1.11 and 37, (vii) the execution of any document requested under Paragraph 42 (easements), or (viii) any other documentation or information which Lessor may reasonably required of Lessee under the terms of this Lease, where any such failure continues for a period of ten

(10) days following written notice by or on behalf of Lessor to Lessee.

           (d) A Default by Lessee as to the terms, covenants, conditions or provisions of this Lease, or of the rules adopted under Paragraph 40 hereof, that are to be observed, complied with or performed by Lessee, other than those described in subparagraphs (a), (b) or (c), above, where such Default continues for a period of thirty (30) days after written notice thereof by or on behalf of Lessor to Lessee; provided, however, that if the nature of Lessee's Default is such that more than thirty (30) days are reasonably required for its cure, then it shall not be deemed to be a Breach of this Lease by Lessee if Lessee commences such cure within said thirty (30) days period and thereafter diligently prosecutes such cure to completion.

           (e) The occurrence of any of the following events: (i) The making by Lessee of any general arrangement or assignment for the benefit of creditors, (ii) Lessee's becoming a "debtor" as defined in 11 U.S.C. Section 101 or any successor statute thereto (unless, in the case of a petition filed against Lessee, the same is dismissed within sixty (60) days); (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within thirty (30) days; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within thirty (30) days; provided, however, in the event that any provision of this subparagraph (e) is contrary to any applicable law, such provision shall be of no force or effect, and not affect the validity of the remaining provisions.

           (f) The discovery by Lessor that any financial statement given to Lessor by Lessee or any Guarantor of Lessee's obligations hereunder was materially false.

           (g) If the performance of Lessee's obligations under this Lease is guaranteed: (i) the death of a guarantor, (ii) the termination of a guarantor's liability with respect to this Lease other than in accordance with the terms of such guaranty, (iii) a guarantor's becoming insolvent or the subject of a bankruptcy filing, (iv) a guarantor's refusal to honor the guaranty, or (v) a guarantor's breach of its guaranty obligation on an anticipatory breach basis, and Lessee's failure, within sixty (60) days following written notice by or on behalf of Lessor to Lessee of any such event, to provide Lessor with written alternative assurance or security, which, when coupled with the then existing resources of Lessee, equals or exceeds the combined financial resources of Lessee and the guarantors that existed at the time of execution of this Lease.

    13.2 Remedies. If Lessee fails to perform any affirmative duty or obligation of Lessee under this Lease, within ten (10) days after written notice to Lessee (or in case of an emergency, without notice), Lessor may at its option (but without obligation to do so), perform such duty or obligation on Lessee's behalf, including but not limited to the obtaining of reasonably required bonds, insurance policies, or governmental licenses, permits or approvals. The costs and expenses of any such performance by Lessor shall be due and payable by Lessee to Lessor upon invoice therefor. If any check given to Lessor by Lessee shall not be honored by the bank upon which it is drawn, Lessor, at its option, may require all future payments to be made under this Lease by Lessee to be made only by cashier's check. In the event of a Breach of this Lease by Lessee, as defined in Paragraph 13.1, with or without further notice or demand, and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such Breach, Lessor may:

           (a) Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease and the term hereof shall terminate and Lessee shall immediately surrender possession of the Premises to Lessor. In such event Lessor shall be entitled to recover from
Lessee: (i) the worth at the time of the award of the unpaid rent which had been earned at the time of termination; (ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that the Lessee proves could have been reasonably avoided; (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that the Lessee proves could be reasonably avoided; and (iv) any other amount necessary to compensate Lessor for all the detriment proximately caused by the Lessee's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, including but not limited to the cost of recovering possession of the Premises, expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorneys' fees, and that portion of the leasing commission paid by Lessor applicable to the unexpired term of this Lease. The worth at the time of award of the amount referred to in provision (iii) of the prior sentence shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%). Efforts by Lessor to mitigate damages caused by Lessee's Default or Breach of this Lease shall not waive Lessor's right to recover damages under this Paragraph. If termination of this Lease is obtained through the provisional remedy of unlawful detainer, Lessor shall have the right to recover in such proceeding the unpaid rent and damages as are recoverable therein, or Lessor may reserve therein the right to recover all or any part thereof in a separate suit for such rent and/or damages. If a notice and grace period required under subparagraphs 13.1(b), (c) or (d) was not previously given, a notice to pay rent or quit, or to perform or quit, as the case may be, given to Lessee under any statute authorizing the forfeiture of leases for unlawful detainer shall also constitute the applicable notice for grace period purposes required by subparagraphs 13.1(b), (c) or (d). In such case, the applicable grace period under subparagraphs 13.1(b), (c) or (d) and under the unlawful detainer statute shall run concurrently after the one such statutory notice, and the failure of Lessee to cure the Default within the greater of the two such grace periods shall constitute both an unlawful detainer and a Breach of this Lease entitling Lessor to the remedies provided for in this Lease and/or by said statute.

           (b) Continue the Lease and Lessee's right to possession in effect (in California under California Civil Code Section 1951.4) after Lessee's Breach and abandonment and recover the rent as it becomes due, provided Lessee has the right to sublet or assign, subject only to reasonable limitations. See Paragraphs 12 and 36 for the limitations on assignment and subletting which limitations Lessee and Lessor agree are reasonable. Acts of maintenance or preservation, efforts to relet the Premises, or the appointment of a receiver to protect the Lessor's interest under the Lease, shall not constitute a termination of the Lessee's right to possession.

           (c) Pursue any other remedy now or hereafter available to Lessor under the laws or judicial decisions of the state wherein the Premises are located.

           (d) The expiration or termination of this Lease and/or the termination of Lessee's right to possession shall not relieve Lessee from liability under any indemnity provisions of this Lease as to matters occurring or accruing during the term hereof or by reason of Lessee's occupancy of the Premises.

    13.3 Late Charges. Lessee hereby acknowledges that late payment by Lessee or Lessor of rent and other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to processing and accounting charges, and late charges which may be imposed upon Lessor by the terms of any ground lease, mortgage or trust deed covering the Premises. Accordingly, if any installment of rent or any other sum due from Lessee shall not be received by Lessor or Lessor's designee within five (5) days after such amount shall be due, then, without any requirement for notice to Lessee, Lessee shall pay to Lessor a late charge equal to six percent (6%) of such overdue amount. The parties hereby agree that such later charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's Default or Breach with respect to such overdue amount, not prevent Lessor from exercising any of the other rights and remedies granted hereunder. In the event that a late charge is payable hereunder, whether or not collected, for three (3) consecutive installments of Base Rent, then notwithstanding Paragraph 4.1 or any other provision of this Lease to the contrary. Base Rent Shall, at Lessor's option, become due and payable quarterly in advance.

    13.4 Breach by Lessor. Lessor shall not be deemed in breach of this Lease unless Lessor fails within a reasonable time to perform an obligation required to be performed by Lessor. For purposes of this Paragraph 13.5, a reasonable time shall in no event be less than thirty (30) days after receipt by Lessor, and by the holders of any ground lease, mortgage or deed of trust covering the Premises whose name and address shall have been furnished Lessee in writing for such purpose, of written notice specifying wherein such obligation of Lessor has not been performed; provided, however, that if the nature of Lessor's obligation is such that more than thirty (30) days after such notice are reasonably required for its performance, then Lessor shall not be in breach of this Lease if performance is commenced within such thirty (30) day period and thereafter diligently pursued to completion.

14. Condemnation. If the Premises or any portion thereof are taken under the power of eminent domain or sold under the threat of the exercise of said power (all of which are herein called "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs. If more than ten percent (10%) of the floor area of the Premises, or more than twenty-five percent (25%) of the land area not occupied by any building, is taken by condemnation, Lessee may, at Lessee's option, to be exercised in writing within ten (10) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the Base Rent shall be reduced in the same proportion as the rentable floor area of the Premises taken bears to the total rentable floor area of the building located on the Premises. No reduction of Base Rent shall occur if the only portion of the Premises taken is land on which there is no building. Any award for the taking of all or any part of the Premises under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Lessor, whether such award shall be made as compensation for diminution in value of the leasehold or for the taking of the fee, or as severance damages; provided, however, that Lessee shall be entitled to any compensation separately awarded to Lessee for Lessee's relocation expenses and/or loss of Lessee's Trade Fixtures in the event that the Lese is not terminated by reason of such condemnation. Lessor shall to the extent of its net severance damages received over and above the legal and other expenses incurred by Lessor in the condemnation matter, repair any damage to the premises caused by such condemnation, except to the extent that Lessee has been reimbursed therefor by the condemning authority. Lessee shall be responsible for the payment of any amount in excess of such net severance damages required to complete such repair.

15. Broker's Fee

    15.1 The Brokers named in Paragraph 1.10 are the procuring causes of this Lease.

    15.2 Upon execution of this Lease by both Parties, Lessor shall pay to said Brokers jointly, or in such separate shares as they may mutually designate in writing, a fee as set forth in a separate written agreement between Lessor and said Brokers (or in the event there is no separate written agreement between Lessor and said Brokers, the sum of $125% of Sched) for brokerage services rendered by said Brokers to Lessor in this transaction.

    15.3 Lessee and Lessor each represent and warrant to the other that it has had no dealings with any person, firm, broker or finder (other than the Brokers, if any named in Paragraph 1.10) in connection with the negotiation of this Lease and/or the consummation of the transaction contemplated hereby, and that no broker or other person, firm or entity other than said named Brokers is entitled to any commission or finder's fee in connection with said transaction. Lessee and Lessor do each hereby agree to indemnify, protect, defend and hold the other harmless from and against liability for compensation or charges which may be claimed by any such unnamed broker, finder or other similar party by reason by any dealings or actions of the indemnifying Party, including any costs, expenses, attorneys' fees reasonably incurred with respect thereto.

    15.4 Lessor and Lessee hereby consent to and approve all agency relationships, including any dual agencies, indicated in Paragraph 1.10.

16. Tenancy Statement

    16.1 Each Party (as "Responding Party") shall within ten (10) days after written notice from the other Party (the "Requesting Party") execute, acknowledge and deliver to the Requesting Party a statement in writing in form similar to the most current "Tenancy Statement" form published by the American Industrial Real Estate Association, plus such additional information, confirmation and/or statements as may be reasonably requested by the Requesting Party.

    16.2 Lessor desires to finance, refinance, or sell the Premises, any part thereof, or the building of which the Premises are a part, Lessee and all Guarantors of Lessee's performance hereunder shall deliver to any potential lender or purchase designated by Lessor such financial statements of Lessee and such Guarantors as may be reasonably required by such lender or purchaser, including but not limited to Lessee's financial statements for the past three
(3) years. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

17. Lessor's Liability. The term "Lessor" as used herein shall mean the owner or owners at the time in question of the fee title to the Premises, or, if this is a sublease, of the Lessee's interest in the prior lease. In the event of a transfer of Lessor's title or interest in the Premises or in this Lease, Lessor shall deliver to the transferee or assignee (in cash or by credit) any unused Security Deposit held by Lessor at the time of such transfer or assignment. Except as provided in Paragraph 15, upon such transfer or assignment and delivery of the Security Deposit, as aforesaid, the prior Lessor shall be relieved of all liability with respect to the obligations and/or covenants under this Lease thereafter to be performed by the lessor. Subject to the foregoing, the obligations and/or covenants in this Lease to be performed by the lessor shall be binding only upon the Lessor as hereinabove defined.

18. Severability. The invalidity of any provision of this Lease, as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

19. Interest on Past-Due Obligations. Any monetary payment due Lessor hereunder, other than late charges, not received by lessor within thirty (30) days following the date on which it was due, shall bear interest from the thirty-first (31st) day after it was due at the rate of 12% per annum, but not exceeding the maximum rate allowed by law, in addition to the late charge provided for in Paragraph 13.4

20. Time of Essence. Time is of the essence with respect to the performance of all obligations to be performed or observed by the Parties under this Lease.

21. Rent Defined. All monetary obligations of Lessee to Lessor under the terms of this Lease are deemed to be rent.

22. No Prior or Other Agreements; Broker Disclaimer. This Lease contains all agreements between the Parties with respect to any matter mentioned herein, and no other prior or contemporaneous agreement or understanding shall be effective. Lessor and Lessee each represents and warrants to the Brokers that it has made, and is relying solely upon, its own investigation as to the nature, quality, character and financial responsibility of the other Party to this Lease and as to the nature, quality and character of the Premises. Brokers have no responsibility with respect thereto or with respect to any default or breach hereof by either Party.

23. Notices.

    23.1 All notices required or permitted by this Lease shall be in writing and may be delivered in person (by hand or by messenger or courier service) or may be sent by regular, certified or registered mail or U.S. Postal Service Express Mail, with postage prepaid, or by facsimile transmission, and shall be deemed sufficiently given if served in a manner specified in this Paragraph 23. The addresses noted adjacent to a Party's signature on this Lease shall be that Party's address for delivery or mailing of notice purposes. Either Party may by written notice to the other specify a different address for notice purposes, except that upon Lessee's taking possession of the Premises, the Premises shall constitute Lessee's address for the purpose of mailing or delivering notices to Lessee. A copy of all notices required or permitted to be given to Lessor hereunder shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate by written notice to Lessee.

    23.2 Any notice sent by registered or certified mail, return receipt requested, shall be deemed given on the date of delivery shown on the receipt card, or if no delivery date is shown, the postmark thereon. If sent by regular mail the notice shall be deemed given forty-eight (48) hours after the same is addressed as required herein and mailed with postage prepaid. Notices delivered by United States Express Mail or overnight courier that guarantees next day delivery shall be deemed given twenty-four (24) hours after delivery of the same to the United States Postal Service or courier. If any notice is transmitted by facsimile transmission or similar means, the same shall be deemed served or delivered upon telephone confirmation of receipt of the transmission thereof, provided a copy is also delivered via delivery or mail. If notice is received on a Sunday or legal holiday, it shall be deemed received on the next business day.

24. Waivers. No waiver by Lessor of the Default or Breach of any term, covenant or condition hereof by Lessee, shall be deemed a waiver of any other term, covenant or condition hereof, or of any subsequent Default or Breach by Lessee of the same or of any other term, covenant or condition hereof. Lessor's consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of Lessor's consent to, or approval of, any subsequent or similar act by Lessee, or be construed as the basis of an estoppel to enforce the provision or provisions of this Lease requiring such consent. Regardless of Lessor's knowledge of a Default or Breach at the time of accepting rent, the acceptance of rent by Lessor shall not be a waiver of any preceding Default or Breach by Lessee of any provision hereof, other than the failure of Lessee to pay the particular rent so accepted. any payment given Lessor by Lessee may be accepted by Lessor on account of moneys or damages due Lessor, notwithstanding any qualifying statements or conditions made by Lessee in connection therewith, which such statements and/or conditions shall be of no force or effect whatsoever unless specifically agreed to in writing by Lessor at or before the time of deposit of such payment.

25. Recording. Either Lessor or Lessee shall, upon request of the other, execute, acknowledge and deliver to the other a short form memorandum of this Lease for recording purposes. The Party requesting recordation shall be responsible for payment of any fees or taxes applicable thereto.

26. No Right To Holdover. Lessee has no right to retain possession of the Premises or any part thereof beyond the expiration or earlier termination of this Lease.

27. Cumulative Remedies. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible be cumulative with all other remedies at or in equity.

28. Covenants and Conditions. All provisions of this Lease to be observed or performed by Lessee are both covenants and conditions.

29. Binding Effect; Choice of Law. This Lease shall be binding upon the parties, their personal representatives, successors and assigns and be governed by the laws of the state in which the Premises are located. Any litigation between the Parties hereto concerning this Lease shall be initiated in the county in which the Premises are located.

30. Subordination; Attornment; Non-Disturbance.

    30.1 Subordination. This Lease and any Option granted hereby shall be subject and subordinate to any ground lease, mortgage, deed of trust, or other hypothecation or security device (collectively, "Security Device"), now or hereafter placed by Lessor upon the real property of which the Premises are a part, to any and all advances made on the security thereof, and to all renewals, modifications, consolidations, replacements and extensions thereof Lessee agrees that the lenders holding any such Security Device shall have no duty, liability or obligation to perform any of the obligations of Lessor under this Lease, but that in the event of Lessor's default with respect to any such obligation, Lessee will give any Lender whose name and address have been furnished Lessee in writing for such purpose notice of Lessor's default and allow such Lender thirty
(30) days following receipt of such notice for the cure of said default before invoking any remedies Lessee may have by reason thereof. If any Lender shall elect to have this Lease and/or any Option granted hereby superior to the lien of its Security Device and shall give written notice thereof to lessee, this Lease and such Options hslal be deemed prior to such Security Device, notwithstanding the relative dates of the documentation or recordation thereof.

    30.2 Attornment. Subject to the non-disturbance provisions of Paragraph 30.3, Lessee agrees to attorn to a Lender or any other party who acquires ownership of the Premises by reason of a foreclosure of a Security Device, and that in the event of such foreclosure, such new owner shall not: (i) be liable for any act or omission of any prior lessor or with respect to events occurring prior to acquisition of ownership, (ii) be subject to any offsets or defenses which Lessee might have against any prior lessor, or (iii) be bound by prepayment of more than one (1) month's rent.

    30.3 Non-Disturbance. With respect to Security Devices entered into by Lessor after the execution of this Lease, Lessee's subordination of this Lease shall be subject to receiving assurance (a "non-disturbance agreement") from the Lender that Lessee's possession and this Lease, including any options to extend the term hereof, will not be disturbed so long as Lessee is not in Breach hereof and attorns to the record owner of the Premises.

    30.4 Self-Executing. The agreements contained in this Paragraph 30 shall be effective without the execution of any further documents; provided, however, that, upon written request from Lessor or a Lender in connection with a sale, financing or refinancing of the Premises, Lessee and Lessor shall execute such further writings as may be reasonably required to separately document any such subordination or non-subordination, attornment and/or non-disturbance agreement as is provided for herein.

31. Attorney's Fees. If any Party or Broker brings an action or proceeding to enforce the terms hereof or declare rights hereunder, the Prevailing Party (as hereafter defined) or Broker in any such proceeding action, or appeal thereon, shall be entitled to reasonable attorney's fees. Such fees may be awarded in the same suit or recovered in a separate suit, whether or not such action or proceeding is pursued to decision or judgment. The term, "Prevailing Party" shall include, without limitation, a Party or Broker who substantially obtains or defeats the relief south, as the case may be, whether by compromise, settlement, judgment, or the abandonment by the other Party or Broker of its claim or defense. The attorney's fees award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorney's fees reasonably incurred. Lessor shall be entitled to attorney's fees, costs and expenses incurred in the preparation and service of notices of Default and consultations in connection therewith, whether or not a legal action is subsequently commenced in connection with such Default or resulting Breach.

32. Lessor's Access; Showing Premises; Repairs. Lessor and Lessor's agents shall have the right to enter the Premises at any time, in the case of an emergency, and otherwise at reasonable times for the purpose of showing the same to prospective purchasers, lenders, or lessees, and making such alterations, repairs, improvements or additions to the Premises or to the building of which they are a part, as Lessor may reasonably deem necessary. Lessor may at any time place on or about the premises or building any ordinary "For Sale" signs and Lessor may at any time during the last one hundred twenty (120) days of the term hereof place on or about the Premises any ordinary "For Lease" signs. All such activities of Lessor shall be without abatement of rent or liability to Lessee.

33. Auctions. Lessee shall not conduct, nor permit to be conducted, either voluntarily or involuntarily, any auction upon the Premises without first having obtained Lessor's prior written consent. Notwithstanding anything to the contrary in this Lease, Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to grant such consent.

34. Signs. Lessee shall not place any sign upon the Premises, except that Lessee may, with Lessor's prior written consent, install (but not on the roof) such signs as are reasonably required to advertise Lessee's own business. The installation of any sign on the Premises by or for Lessee shall be subject to the provisions of Paragraph 7 (Maintenance, Repairs, Utility Installations, Trade Fixtures and Alterations). Unless otherwise expressly agreed herein. Lessor reserves all rights to the use of the roof and the right to install, and all revenues from the installation, of such advertising signs on the Premises including the roof, as do not unreasonably interfere with the conduct of Lessee's business.

35. Termination; Merger. Unless specifically stated otherwise in writing by Lessor, the voluntary or other surrender of this Lease by Lessee, the mutual termination or cancellation hereof, or a termination hereof by Lessor for Breach by Lessee, shall automatically terminate any sublease or lesser estate in the Premises; provided, however, Lessor shall, in the event of any such surrender, termination or cancellation, have the option to continue any one or all of any existing substances. Lessor's failure within ten (10) days following any such event to make a written election to the contrary by written notice of any existing subtenancies. Lessor's failure within ten (10) days following any such event to make a written election to the contrary by written notice to the holder of any such lesser interest, shall constitute Lessor's election to have such event constitute the termination of such interest.

36. Consents.

           (a) Except for Paragraph 33 hereof (Auctions) or as otherwise provided herein, wherever in this Lease the consent of a Party is required to an act by or for the other Party, such consent shall not be unreasonably withheld or delayed. Lessor's actual reasonable costs and expenses (including but not limited to architects', attorneys', engineers' or other consultants' fees) incurred in the consideration of, or response to, a request by Lessee for any Lessor consent pertaining to this Lease or the Premises, including but not limited to consents to an assignment, a subletting or the presence or use of a Hazardous Substance, practice or storage tank, shall be paid by Lessee to Lessor upon receipt of an invoice and supporting documentation therefor. Subject to Paragraph 12.2(e) (applicable to assignment or subletting), Lessor may, as a condition to considering any such request by Lessee, require that Lessee deposit with Lessor an amount of money (in addition to the Security Deposit held under Paragraph 5) reasonably calculated by Lessor to represent the cost Lessor will incur in considering and responding to Lessee's request. Except as otherwise provided, any unused portion of said deposit shall be refunded to Lessee without interest. Lessor's consent to any act, assignment of this Lease or subletting of the Premises by Lessee shall not constitute an acknowledgement that no Default or Breach by lessee of this Lease exists, nor shall such consent be deemed a waiver of any then existing Default or Breach, except as may be otherwise specifically stated in writing by Lessor at the time of such consent.

           (b) All conditions to Lessor's consent authorized by this Lease are acknowledged by Lessee as being reasonable. The failure to specify herein any particular condition to Lessor's consent shall not preclude the imposition by Lessor at the time of consent of such further or other conditions as are then reasonable with reference to the particular matter for which consent is being given.

37. Guarantor.

    37.1 If there are to be any Guarantors of this Lease per Paragraph 1.11, the form of the guaranty to be executed by each such Guarantor shall be in the form most recently published by the American Industrial Real Estate Association, and each said Guarantor shall have the same obligations as Lessee under this Lease, including but not limited to the obligation to provide the Tenancy Statement and information called for by Paragraph 16.

    37.2 It shall constitute a Default of the Lessee under this Lease if any such Guarantor fails or refuses, upon reasonable request by Lessor to give, (a) evidence of the due execution of the guaranty called for by this Lease, including the authority of the Guarantor (and of the party signing on Guarantor's behalf) to obligate such Guarantor on said guaranty, and including in the case of a corporate Guarantor, a certified copy of a resolution of its board of directors authorizing the making of such guaranty, together with a certificate of incumbency showing the signature of the persons authorized to sign on its behalf, (b) current financial statements of Guarantor as may from time to time be requested by Lessor, (c) a Tenancy Statement or a written confirmation that the guaranty is still in effect.

38. Quiet Possession. Upon payment by Lessee of the rent for the Premises and the observance and performance of all of the covenants, conditions and provisions on Lessee's part to be observed and performed under this Lease, Lessee shall have quiet possession of the Premises for the entire term hereof subject to all of the provisions of this Lease.

39. Options.

    39.1          Deleted.

    39.2          Deleted.

    39.3          Deleted

    39.4          Effect of Default on Options.

           (a) Lessee shall have no right to exercise an Option, notwithstanding any provision in the grant of Option to the contrary; (i) during the period commencing with the giving of any notice of Default under Paragraph
13.1 and continuing until the noticed Default is cured, or (ii) during the period of time any monetary obligation due Lessor from Lessee is unpaid (without regard to whether notice thereof is given Lessee), or (iii) during the time Lessee is in Breach of this Lease, or (iv) in the event that Lessor has given to Lessee three (3) or more notices of Default under Paragraph 13.1, whether or not the Defaults are cured, during the twelve (12) month period immediately preceding the exercise of the Option.

           (b) The period of time within which an Option may be exercised shall not be extended or enlarged by reason of Lessee's inability to exercise an Option because of the provisions of Paragraph 39.4(a).

           (c) All rights of Lessee under the provisions of an Option shall terminate and be of no further force or effect, notwithstanding Lessee's due and timely exercise of the Option, if, after such exercise and during the term of this Lease, (i) Lessee fails to pay to Lessor a monetary obligation of Lessee for a period of thirty (30) days after such obligation becomes due (without any necessity of Lessor to give notice thereof to Lessee), or (ii) Lessor gives to Lessee three (3) or more notices of Default under Paragraph 13.1 during any twelve (12) month period, whether or not the Defaults are cured, or (iii) if Lessee commits a Breach of this Lease.

40. Multiple Buildings. If the Premises are part of a group of buildings controlled by Lessor, Lessee agrees that it will abide by, keep and observe all reasonable rules and regulations which Lessor may make from time to time for the management, safety, care, and cleanliness of the grounds, the parking and unloading of vehicles and the preservation of good order, as well as for the convenience of other occupants or tenants of such other buildings and their invitees, and that Lessee will pay its fair share of common expenses incurred in connection therewith.

41. Security Measures. Lessee hereby acknowledges that the rental payable to Lessor hereunder does not include the cost of guard service or other security measures, and that Lessor shall have no obligation whatsoever to provide same. Lessee assumes all responsibility for the protection of the Premises, Lessee, its agents and invitees and their property from the acts of third parties.

42. Reservations. Lessor reserves to itself the right, from time to time, to grant, without the consent or joinder of Lessee, such easements, rights and dedications that Lessor deems necessary, and to cause the recordation of parcel maps and restrictions, so long as such easements, rights, dedications, maps and restrictions do not unreasonably interfere with the use of the Premises by Lessee. Lessee agrees to sign any documents reasonably requested by Lessor to effectuate any such easement rights, dedication, map or restrictions.

43. Performance Under Protest. If at any time a dispute shall arise as to any amount or sum of money to be paid by one Party to the other under the provisions hereof, the Party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment and there shall survive the right on the part of said Party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said Party to pay such sum or any part thereof, said Party shall be entitled to recover such sum or so much thereof as it was not legally required to pay under the provisions of this Lease.

44. Authority. If either Party hereto is a corporation, trust, or general or limited partnership, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on its behalf. If Lessee is a corporation, trust or partnership, Lessee shall, within thirty (30) days after request by Lessor, deliver to Lessor evidence satisfactory to Lessor of such authority.

45. Conflict. Any conflict between the printed provisions of this Lease and the typewritten or handwritten provisions shall be controlled by the typewritten or handwritten provisions.

46. Offer. Preparation of this Lease by Lessor or Lessor's agent and submission of same to Lessee shall not be deemed an offer to lease to Lessee. This Lease is not intended to be binding until executed by all Parties hereto.

47. Amendments. This Lease may be modified only in writing, signed by the Parties in interest at the time of the modification. The parties shall amend this Lease from time to time to reflect any adjustments that are made to the Base Rent or other rent payable under this Lease. As long as they do not materially change Lessee's obligations hereunder, Lessee agrees to make such reasonable non-monetary modifications to this Lease as may be reasonably required by an institutional, insurance company, or pension plan Lender in connection with the obtaining of normal financing or refinancing of the property of which the Premises are a part.

48. Multiple Parties. Except as otherwise expressly provided herein, if more than one person or entity is named herein as either Lessor or Lessee, the obligations of such Multiple Parties shall be the joint and several responsibility of all persons or entities named herein as such Lessor or Lessee.



LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN, AND BY THE EXECUTION OF THIS LEASE SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.

    IF THIS LEASE HAS BEEN FILLED IN, IT HAS BEEN PREPARED FOR SUBMISSION TO YOUR ATTORNEY FOR HIS APPROVAL. FURTHER, EXPERTS SHOULD BE
    CONSULTED TO EVALUATE THE CONDITION OF THE PROPERTY AS TO THE POSSIBLE PRESENCE OF ASBESTOS, STORAGE TANKS OR HAZARDOUS SUBSTANCES. NO

    REPRESENTATION OR RECOMMENDATION IS MADE BY THE AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION OR BY THE REAL ESTATE BROKER(S) OR THEIR AGENTS OR EMPLOYEES AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS LEASE OR THE TRANSACTION TO WHICH IT RELATES; THE PARTIES SHALL RELY SOLELY UPON THE ADVICE OF THEIR OWN COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS LEASE. IF THE SUBJECT PROPERTY IS LOCATED IN A STATE OTHER THAN CALIFORNIA, AN ATTORNEY FROM THE STATE WHERE THE PROPERTY IS LOCATED SHOULD BE CONSULTED.

The parties hereto have executed this Lease at the place on the dates specified above to their respective signatures.

Executed at Lafayette, CA by LESSOR:  /s/ Harry Locklin

By
Name Printed
Title

Address:   956 Reliez Station Lane
           Lafayette, CA  94949
Tel. No. (510) 939-5666 Fax No. (510) 935-7678

by LESSEE:  Affymetrix, a California Corporation

By:  /s/ David B. Singer
Name Printed:  David B. Singer
Title:  President & Chief Executive Officer

By:  /s/ Stephen P. A. Fodor
Name Printed:     Stephen P. A. Fodor
                  3380 Central Expressway
                  Santa Clara, CA  95051

Tel No. (408) 522-6030  Fax No. (408) 481-0422

National Semiconductor


September 13, 1994




Mr. Harry Locklin
956 Reliez Station Lane
Lafayette, CA  94949

Dear Harry,

In follow up to our conversation of September 12, 1994, I am confirming National Semiconductor Corporation's (NSC) position on the physical condition of the property upon termination of the lease November 31, 1994.

1. NSC will require a minimum of one (1) additional month to effectively vacate. This will make the lease termination date December 31, 1994.

2. Recognizing the requirements of Building Departments and Government Planning Agencies don't always coincide with private industry planning criteria. I would like the flexibility of an additional month (January
    1995) for a holdover if we cannot meet current schedules. I would give you forty-five (45) days notice if I needed this flexibility.

3. Referencing letter of September 9, 1994 forwarded by Affymetrix (Dan Lazare), NSC agrees to all provisions of the letter except the following points - A to E.

    OFFICE AREAS

    A. All Projection Screens - NSC may remove one or two screens in the reception area conference rooms.

    B. NSC reserves the right to remove their conference room furniture in the reception area rooms.

    C. Other - NSC would prefer this work to be the responsibility of the Owner or Affymetrix. NSC will perform the work, however, if an alternate solution is not agreed upon between Owner and Affymetrix.

A.  PLANS.

    1. PRELIMINARY PLANS. Within thirty (30) days after execution of this lease, Lessee shall, through an architect approved by Lessor, prepare plans and specifications (the "Preliminary Plans") which shall indicate fully the specific requirements of Lessee's space and the Tenant Improvements, as hereinafter defined, required by Lessee, all adequate in scope to obtain a building permit for construction of the Tenant Improvements. "Tenant Improvements" shall mean all improvements to the reality which constitutes the Premises, including, without any limitation, interior portions of the Leased Premises such as interior partitions, the floor coverings, reflected ceiling plan, interior painting, types of materials and colors to be used within the Leased Premises, signs (if any), plumbing fixtures, electrical requirements and mechanical requirements including the heating, ventilating and air conditioning requirements of Lessee, modifications to increase sprinkler system capacities and communications systems wiring plans, among other things.

           The Preliminary Plans shall be subject to Lessor's prior written approval (not to be unreasonably withheld), and within ten (10) business days after receipt of the Preliminary Plans, Lessor shall notify Lessee of its approval or disapproval. Lessee's architect shall, at Lessee's expense, revise the Preliminary Plans in accordance with Lessor's objections and comments and resubmit them to Lessor within ten (10) days after receipt of any disapproval by Lessor, in conformity with Lessor's comments.

    2. FINAL PLANS. The Preliminary Plans, approved or as modified pursuant to paragraph 1, are hereinafter referred to as the "Final Plans." Collectively, the Preliminary Plans, Final Plans and all changes thereto are hereinafter referred to as the "Plans."

B. CONSTRUCTION. Lessor, at its own cost and expense, as soon as practicable after the Final Plans have been adopted and approved and all other conditions to Lessor's Work (if any) have been fulfilled, and unless prevented or delayed by conditions over which it has no control, will arrange for the performance of Lessor's Work (if any) either by Lessor or by contract with a contractor of its choice. If there is no Lessor's Work to be performed, Lessee will accept the Premises in accordance with Paragraph D hereof and proceed with Lessee's Work accordingly.

    1.     LESSOR'S WORK.  Lessor's Work shall be limited to that described in
Schedule 1 attached hereto.

    2. LESSEE'S WORK. Lessee's Work is described in Schedule 1 attached hereto and shall be performed by Lessee at Lessee's sole cost and expense, unless otherwise specifically provided in Schedule 2, if attached hereto.

C. CHANGE ORDERS. Any changes, modifications or alterations ("Change Orders") requested by Lessee after approval of the Final Plans, shall be processed by the Lessee's architect at Lessee's expense, and be subject to Lessor's prior written approval.

    Upon revision of the Plans to accommodate any requested Change Order, Lessor shall proceed with Lessor's Work, if any, as changed, provided any additional Construction Costs resulting therefrom shall be paid in full by Lessee to Lessor prior to adoption of such change, modification or alteration. No such changes, modifications or alterations in the Plans and no changes in the construction required by the Plans shall be made without the written consent of Lessor after written request therefor by Lessee. In the event Lessee rescinds its request for a Change Order, Lessee shall remain liable for all increased Construction Costs resulting from Lessor's processing of the requested Change Order and any subsequent processing necessary to eliminate the Change Order from Plans.

D. ACCEPTANCE OF LEASED PREMISES. Lessee agrees that upon substantial completion of the Lessor's Work, if any, Lessee will accept the Premises. After acceptance of the Premises by Lessee, Lessee shall save and hold Lessor harmless from liability as provided in the Lease.

    Upon acceptance of the Premises by Lessee, Lessee shall forthwith proceed to perform all of Lessee's Work at its sole cost and expense as Lessee may desire in order to prepare the Premises for Lessee's use thereof, provided any such work to be performed by Lessee shall be performed in accordance with the provisions set forth in the Lease regarding Alterations and only after receipt of the approvals required by this Lease.

E. RULES IN RESPECT OF ALTERATIONS. All work performed by the Lessee shall be subject to compliance with the provisions of that Article of the Lease dealing with Alterations, except where expressly in conflict with the Exhibit B.

F. INSURANCE. Prior to the commencement of Lessee's Work and until completion thereof, or commencement of the Lease Term, whichever is the last to occur, Lessee shall effect and maintain

Builder's Risk Insurance covering Lessor, Lessee and Lessee's contractors, as their interest may appear, against loss or damage by fire, vandalism and malicious mischief and such other risks as are customarily covered by a standard "All Risk" policy of insurance protecting against all risk of physical loss or damage to Lessee's Work in place and all materials stored at the site of Lessee's Work, and all materials, equipment, supplies and temporary structures of all kinds of incidental to Lessee's Work, and equipment, all while forming a part of or contained in such improvements or temporary structures, or while on the premises all to the actual replacement cost thereof at all times on a completed value basis. Lessee shall provide Lessor with certificates, or at Lessor's request, a copy of the policy, evidencing that such insurance is in full force and effect and stating the term thereof. In addition, Lessee agrees to indemnify and hold Lessor harmless against any and all claims for injury to persons or damage to property by reason of the use of the Premises for the performance of Lessee' Work, and claims, fines and penalties arising out of any failure of Lessee or its agents, contractors and employees to comply with any law, ordinance, code requirements, regulations or other requirements applicable to Lessee's Work. Lessee agrees to require all contractors and subcontractors engaged in the performance of Lessee's Work to effect and maintain and deliver to Lessee and Lessor certificates evidencing the existence of, and covering Lessor, Lessee and Lessee's contractors, prior to commencement of Lessee's Work and until completion thereof, the following insurance coverages:

    1. Worker's Compensation and Occupational Disease Insurance in accordance with the laws of the State in which the work is performed, including Employer's Insurance to the limit of ONE HUNDRED THOUSAND DOLLARS ($100,000.00).

    2. Commercial General Liability Insurance (excluding "Automobile Liability") with independent contractors, contractual liability and completed operations endorsements, covering personal injury, including death, with a limit of THREE MILLION DOLLARS ($3,000,000.00) for any one (1) occurrence and property damage with a limit of ONE MILLION DOLLARS ($1,000,000.00) for any one (1) occurrence or a combined single limit policy of THREE MILLION DOLLARS ($3,000,000.00) per occurrence.

    3. Comprehensive Automobile Insurance, including "nonowned" automobiles, against bodily injury, including death resulting therefrom, with limits of ONE MILLION DOLLARS ($1,000,000.00) for any one occurrence and TWO HUNDRED FIFTY THOUSAND DOLLARS ($250,000) property damage or a combined single limit of ONE MILLION DOLLARS ($1,000,000.00).

    4. Owner's protective liability coverage for an amount not less than THREE MILLION DOLLARS ($3,000,000.00).

                                  ADDENDUM TO LEASE


           This is an Addendum to that certain Standard Industrial/Commercial Single-Tenant Lease (the "Form Lease") by and between Harry Locklin, as Lessor, and Affymetrix, Inc., a California corporation, as Lessee, dated December 5, 1994. Should there be any conflict between the provisions of this Addendum and the provisions of the Form Lease, the provisions of this Addendum shall control.


1.  LESSEE'S INSPECTION:

    a. INSPECTION: Subsequent to vacation of the Premises by NSC, but within forty-five (45) days of the Early Possession Date Lessee may, at its own risk and expense, upon reasonable notice to Lessor, and subject to such conditions as Lessor may impose, conduct such reasonable soils and other investigations on the Premises as Lessee may require. Lessee shall rely upon its own inspections and its own professional advisors in its examinations of the property and all improvements thereon. Lessee shall repair all damage to the Premises resulting from Lessee's or Lessee's representatives coming upon the Premises to perform such inspections, tests or analyses. Lessee shall indemnify, defend by counsel acceptable to Lessor, and hold Lessor harmless from and against any cost, claims, damages or liabilities, including but not limited to, attorneys' fees and court costs that may arise in connection with any testing done on the Premises. Lessee's obligations under this Paragraph 1 shall survive termination of this Lease.

    b. NOTICE: Within forty-five (45) days of the Early Possession Date, Lessee shall notify Lessor in writing of any repair, replacements, and/or alterations reasonably necessary to cause compliance with Paragraph 2 hereof.

2.  CONDITION OF PREMISES:

    a. Lessor will replace and/or repair all floor damage resulting from equipment removal wear and tear from the previous Lessee. The cost of such repair will not be deducted from the Allowance referenced in Schedule 2 of Exhibit B hereof. Upon occupancy of the Premises by Lessee, the roof and all building systems, including but not limited to HVAC, electrical and plumbing systems, and the NSC Equipment described in this Addendum, shall be in good condition. The Premises shall be delivered to Lessee in accordance with all local and state codes and ordinances and comply with the Americans With Disabilities Act ("ADA") requirements. In the event that the upgrades that Lessee proposes causes increased requirements for ADA, that cost shall be the sole responsibility of the Lessee. After Lessor has completed any items which Lessee has identified as requiring repair, replacement or alteration in accordance with Paragraph 1, or after forty-five (45) days from the Early Possession Date without any notice from Lessee, Lessor shall have no further obligation with respect thereto except as otherwise expressly provided in the Lease as amended by this Addendum. If at any time during the term of the Lease the HVAC units need to be replaced, the Lessee shall only be responsible for its prorata share of the unit's useful life (the term of the Lease remaining divided by the expected life of the units).

    b. ROOF: Lessor shall maintain the structural portions of the roof and, provided Lessee has maintained the roof membrane as herein required, be responsible for roof membrane replacement as and when required. Lessor shall effect such repairs as are noted on Lessee's notice delivered pursuant to Paragraph 1 hereof and thereafter Lessee shall maintain the roof membrane in good condition, reasonable wear and tear and damage by fire and other casualty excepted but shall not be required to replace the same unless replacement becomes required as a result of improper maintenance. Lessee shall have access to all appropriate past inspection records in Lessor's possession.


3. INSURANCE: Property insurance maintained by Lessor shall include earthquake coverage but with respect to such earthquake coverage, Lessee shall only be obligated to reimburse Lessor for 50% of that portion of the premium applicable thereto. Lessee shall have the right to review and reasonably approve the property insurance maintained by Lessor for compliance with the terms of this Lease and with respect to the amount of the deductible provided therein.

4. OPERATING EXPENSES: Except to the extent that the Form Lease or this Addendum expressly provides that Lessor shall pay such expenses, Lessee shall be responsible for all operating expenses of the Premises.

5.  RENT SCHEDULE:

    MONTHS        LEASE RATE/MONTH          PER SQ. FT.
    ------        ----------------          -----------

    01-30         $14,992.50           $.75 NNN
    31-60         $15,992.00           $.80 NNN

6.  OPTION TO EXTEND THE TERM:

    a. NOTICE OF EXERCISE. Provided that Lessee is not in Breach of this Lease at the time of exercise, Lessee shall have two options to extend the initial term hereof for additional and consecutive periods of three (3) years each upon the same terms and conditions as stated herein, except for Minimum Monthly Rent. The number of additional periods shall be reduced by one for each option that is exercised. Each such extension is herein referred to as an "Extended Term." Failure to timely exercise the first option hereunder shall cause both options to become immediately null and void. Lessee must exercise its right, if at all, by written notification (the "Notice of Exercise") to Lessor not less than six (6) months prior to the expiration of the initial term hereof, or the then current Extended Term, if any.

    b.     OPTIONS ARE NOT PERSONAL.    In the event that Lessee assigns its
interest under the Lease as permitted hereunder, Lessee shall have the right to assign the Option to such assignee and in the event Lessee sublets all or part of the Premises as permitted hereunder, Lessee shall continue to have the right to exercise its Option.

    c. STRICT COMPLIANCE. Lessor grants the rights contained herein to Lessee in consideration of Lessee's strict compliance with the provisions hereof, including, without limitation, the manner of exercise of this option.

    d. FAIR MARKET RENTAL. If Lessee exercises the right to extend the term then the Minimum Monthly Rent shall be adjusted to equal the Fair Market Rental for the premises as of the date of the commencement of each such Extended Term, pursuant to the procedures hereinafter set forth. In determining the "Fair Market Rental" for the Leased Premises the following factors applicable to the Leased Premises or any comparable premises shall be considered:

           i. Rental rates being charged for comparable premises in the same geographical location.

           ii.    The relative locations of the comparable premises.

           iii. The fact that Lessor will be providing no improvement allowance.

           iv.    Rental adjustments, if any, or rental concessions.

           v.     Services and utilities provided or to be provided.

           vi.    Use limitations or restrictions.

           vii.   Any other relevant Lease terms or conditions.

           viii. The fact that Lessor will not be paying a commission.

           The Minimum Monthly Rent payable during the pendency of any appraisal period shall continue to be the Minimum Monthly Rent payable at the end of the previous Term.

    e. DETERMINATION OF FAIR MARKET RENTAL. Upon exercise of the right to extend the term, and included within the Notice of Exercise, Lessee shall notify Lessor of its opinion of Fair Market Rental as above defined for the Extended Term. If Lessor disagrees with Lessee's opinion of the Fair Market Rental, it shall so notify Lessee ("Lessor's Value Notice") within thirty (30) days after receipt of Lessee's Notice of Exercise.

    f. APPRAISAL. If the parties cannot resolve any disagreement regarding the Fair Market Rent within ten (10) days after receipt by Lessee of Lessor's Value Notice, then, within twenty (20) days after Lessee's receipt of Lessor's Value Notice, Lessor and Lessee each, and by giving notice to the other party, shall appoint a real estate appraiser with at least five (5) years' full-time appraisal experience in the geographical area of the Premises and with the leasing of properties of a similar use as the Premises (i.e. research, development and production) to appraise and set the Fair Market Rental for the Extended Term. If either Lessor or Lessee does not appoint an appraiser within twenty (20) days after the other party has given notice of the name of its appraiser, the single appraiser appointed shall be the sole appraiser and shall set the Fair Market Rental for the Extended Term. If two (2) appraisers are appointed by Lessor and Lessee they shall meet promptly and attempt to set the Fair Market Rental for the Extended Term. If the two (2) appraisers are unable to agree within thirty (30) days after the second appraiser has been appointed, they shall select a third appraiser meeting the qualifications stated hereinabove within ten (10) days after the last day the two (2) appraisers are given to set the Fair Market Rental. The third appraiser shall be a person who has not previously acted in any capacity for either Lessor or Lessee. The cost of appointing all of the appraisers shall be shared equally by the parties. Within thirty (30) days after the selection of the third appraiser, a majority of the appraisers shall set the Fair Market Rental for the Extended Term. If a majority of the appraisers is unable to set the Fair Market Rental within the stipulated period of time, the three (3) appraisals shall be added together and their total divided by three (3); the resulting quotient shall be the Fair Market Rental for the Premises during the Extended Term. However, if the low appraisal is more than ten percent (10%) lower than the middle appraisal, the low appraisal shall be disregarded; if the high appraisal is more than ten percent (10%) higher than the middle appraisal, the high appraisal shall be disregarded. If only one (1) appraisal is disregarded, the remaining two (2) appraisals shall be added together and their total divided by two (2); the resulting quotient shall be the Fair Market Rental for the Premises during the Extended Term. If both the low appraisal and the high appraisal are disregarded as stated hereinabove, the middle appraisal shall be the Fair Market Rental for the Premises during the Extended Term. After the Fair Market Rental for the Extended Term has been set, the appraisers immediately shall notify Lessor and Lessee, and Lessor and Lessee immediately shall execute an amendment to the Lease stating the Fair Market Rental.

7. EXISTING EQUIPMENT TO REMAIN IN FACILITY: Lessor has received, in the form of Exhibit A attached (see letters of September 9, 1994 and September 13, 1994), a commitment from National Semiconductor Corporation ("NSC") that, on their departure from the Premises, they will leave all mechanical and electrical equipment in place and operating. Such equipment shall include an air compressor(s), vacuum pump(s), process cooling water equipment ("NSC Equipment"), deionized water system, acid waste treatment system, all roof top equipment, 50 Herz generator & panel, all standard laboratory chemical benches and fume hoods. Lessor shall request NSC to leave one half of the office cubicles and furniture in the facility. Lessor shall request that all disconnections from NSC Equipment be made in a neat, workmanlike manner with no loose or dangling wires and no hacksawed, cut or hammered pipes.

    In the event that NSC does not abide by its commitment to leave all mechanical and electrical equipment in place and operating, Lessee shall have the right, as its sole remedy, exercisable within thirty (30) days after the Early Possession Date, to terminate the Lease without any liability to Lessor.

8. INFORMATION AND REQUEST FROM PRIOR LESSEE: Lessor shall request that NSC provide Affymetrix with the following information:

    a. Operating and maintenance manuals for all equipment left in the building.

    b. Written preventive maintenance and repair records and identity of contractors, if any, who performed such work.

    c. Copies of building permits and inspections and copies of decommissioning documents.

9. SIGNAGE/GRAPHICS: Lessee will have the right to display its corporate name and logo on the face of the structure and at various locations surrounding the building as long as Lessee is in compliance with ordinances of the City of Sunnyvale. Lessee shall repair any damages made to the Premises due to the installation, maintenance and/or removal of such signs.

10. RIGHTS TO ASSIGN OR SUBLEASE: Lessee shall have the right to assign all or any portion of its interest under this Lease or sublet the entire Premises without Lessor's consent to any parent, wholly-owned, subsidiary or affiliate of Lessee, any party which results from any merger, consolidation or other business organization of Lessee, and/or any party which acquires all or substantially all the assets or stock of Lessee; provided, however, that Lessee shall give Lessor at least thirty (30) days' prior written notice thereof; that Lessee shall not be released from its obligations under the lease by reason of any such assignment; that the Transferee have a net worth at least equal to that of Affymetrix at lease execution; and that the Transferee has sufficient working capital to meet all lease obligations as they accrue.

11. NO REPRESENTATIONS: Lessee acknowledges that Lessor's Broker has not made any independent investigation of the Premises or determination with respect to the physical and environmental condition of the Premises including without limitation the existence of any underground tanks, pumps, piping, toxic or hazardous substances on the Premises.

    Likewise, no investigation has been made to ensure compliance with the "American With Disabilities Act" (ADA). This Act may require a variety of changes to a facility, including potential removal of barriers to access by disabled persons and provision of auxiliary aids and services for hearing, vision or speech impaired persons. Lessee is advised to obtain independent legal and technical advise with respect to the physical and environmental condition and ADA compliance of the Premises. Lessee agrees that it will rely solely on its own investigations and/or that of a licensed professional specializing in such matters and not on Lessor's Broker. Lessor's Broker does not represent or warrant the accuracy or completeness of any documents or information reviewed or received by any of the parties in connection with this transaction, including reports, structural, geological or engineering studies, and plans and specifications. Except as expressly provided herein, Lessor makes no representation or warranty as to the Premises or the condition thereof, or the suitability for Lessee's use or compliance with governmental regulations.

12. CONTINGENCY: Lessee's improvement of the Premises in accordance with plans approved by Lessor is subject to the receipt of permits from the City of Sunnyvale. Promptly after approval of its plans by Lessor, Lessee shall apply for such permits and diligently pursue such application. If such permits are not received by February 28, 1995, Lessee may thereafter terminate this Lease upon notice to the Lessor given not later than March 31, 1995.

13. EXPIRATION DATE: Notwithstanding Section 1.3 of the Form Lease to the contrary, if the Commencement Date occurs after May 1, 1995, the Expiration Date shall occur five (5) years and zero (0) months after the Commencement Date. (Therefore, for example, if the Commencement Date does not occur until June 1, 1995, then the Expiration Date shall be May 31, 2000.)

14. NOTICE OF DELIVERY OF EARLY POSSESSION; COMMENCEMENT DATE MEMORANDUM:
Lessor shall provide ten (10) business days prior written notice to Lessee in the event that Lessor desires to deliver possession of the Premises to Lessee prior to February 1, 1995. Further, within ten (10) days after delivery the parties shall execute a memorandum setting forth the Commencement Date and Expiration Date of the Lease.

15. REAL ESTATE BROKERS:  The following information is specified to clarify
Section 1.10 of the Form Lease:

           Lessor has dealt exclusively with Jim Binsacca at Cornish & Carey Commercial Oncor International. Lessee has dealt exclusively with R. Randolph Scott at Cornish & Carey Commercial Oncor International and Mark Pearson at Catalyst Real Estate Group.

16. DELAY IN POSSESSION: Notwithstanding Section 3.3 of the Form Lease to the contrary, and in addition to any termination rights Lessee may have thereunder, if possession of the Premises is not delivered to Lessee by March 1, 1995, Lessee shall have the right, as its sole remedy, to terminate this Lease.

17. HAZARDOUS SUBSTANCE: For the purposes of the Lease "Hazardous Substance" shall mean and include any hazardous or toxic substance, material or waste which is or becomes regulated by any local governmental or regulatory authority, the state of California or the United States government. Lessor makes the following representations and warranties to Lessee as of the date of the Lease (which representations and warranties will survive the termination of the Lease) with respect to Hazardous Substances: (i) except as disclosed in the letter of Advanced Safety Applications, Inc. dated September 13, 1983 addressed to James Schlosser of Printed Circuits International, Inc. which was delivered to Lessee by Lessor, to Lessor's actual knowledge without inquiry there is no contamination from any Hazardous Substances on the Premises; (ii) to Lessor's actual knowledge without inquiry, the Premises is in compliance with all laws relating to Hazardous Substances including, but not limited to, those relating to soil and groundwater conditions; (iii) there are no claims or actions pending or threatened against Lessor or any portion of the Premises by any governmental entity or agency or any other person or entity relating to Hazardous Substances or pursuant to laws concerning Hazardous Substances; (iv) there is to Lessor's actual knowledge without inquiry no occurrence or condition on any other real property that could cause the Premises or any part thereof to be otherwise subject to any restrictions on ownership, occupancy, transferability or use which would interfere with Lessee's intended use thereof as proposed in this Lease under any laws concerning Hazardous Substances.

    a. Lessor shall indemnify, protect, defend and hold harmless Lessee, its directors, officers, employees, and agents, and any assignees, subtenants, or successors to Lessee's interest in the Premises and their directors, officers, employees, and agents, from and against any and all damages, liabilities, judgments, costs, claims, liens, expenses and penalties including reasonable attorneys' fees arising out of or attributable to the use, generation, production, maintenance, storage, disposal, discharge, release, or transportation of Hazardous Substances on the Premises prior to the date of delivery of the Premises; and from and against the cost of any investigation, removal, remediation, restoration or abatement thereof. Nothing herein contained shall make Lessor responsible for Lessee's business interruption or loss of profits under the provisions of this indemnity.

    b. If any such investigation, removal, remediation, restoration or abatement or similar action is required by any governmental authority ("Remedial Activity"), and such action requires that Lessee be closed for business or access be denied in whole or in part for greater than a twenty-four (24) hour period, then:

           i. If the Remedial Activity materially interferes with Lessee's production, such as the loss of the use of the production floor and systems that support production activity ("Essential Activities") all payments due under the Lease, including Base Rent, shall be abated entirely during the period beyond twenty-four (24) hours and if the closure or denial of access persists in excess of sixty (60) days then Lessee shall have the right to terminate the Lease.

           ii. If the Remedial Activity materially interferes with Lessee's use which is not an Essential Activity all payments due under the Lease, including Base Rent, shall be abated (on a square footage basis) only to the extent that Lessee is deprived of the use of a portion of the Premises during the period beyond twenty-four (24) hours and if the closure or denial of access persists in excess of one hundred twenty (120) days then Lessee shall have the right to terminate the Lease.

    c. Notwithstanding any provision of the Lease to the contrary, Lessee shall have no obligation whatsoever, including no financial obligations, with respect to or otherwise attributable to the use, generation, production, maintenance, storage, disposal, discharge, release or transportation of Hazardous Substances on neighboring properties unless caused by Lessee.

18. CAPITAL IMPROVEMENTS: Notwithstanding Section 7.1 of the Form Lease to the contrary, the cost of each capital expenditure made for reasonably necessary (as opposed to elective) repairs and/or replacements to the parking lot or the HVAC systems made by Lessee shall be amortized over the period of its useful life and Lessor shall be responsible to pay upon demand by Lessee the amortized portion attributable to any period after expiration of the Term. For the purposes of calculating Lessor's obligations hereinabove the Term shall not be deemed to include any then unexercised Option terms. In the event that Lessee exercises an Option to extend the Term after any payment by Lessor hereunder has already taken place, the parties shall recalculate Lessor's obligation and the appropriate amount shall be returned to Lessor, upon the exercise of such Option to extend.

19. ALTERATIONS: Notwithstanding Section 7.3 of the Form Lease to the contrary, Lessee may make any Alterations in, on, under or about the Premises without Lessor's prior written consent provided that the cumulative cost thereof in any calendar year does not exceed $50,000 and provided further that such Alterations are not Utility Installations, do not affect the structural portions of the Premises or the exterior of the building.

20. REMOVAL OF TENANT IMPROVEMENT WORK:  Notwithstanding any provision of
Section 7.4 of the Form Lease to the contrary, Lessee shall not be obligated to remove from the Premises at the expiration of the Term any part of its initial improvements approved by Lessor, including the Tenant Improvement Work identified in Schedules 1 and 2 to the Addendum. As to any alterations or additions during the Term of the Lease, Lessee shall be obligated to remove the same only if Lessor has specified such removal at the time that required consent of the Lessor to such alterations or additions is sought and obtained.

21. EXEMPTION OF LESSOR FROM LIABILITY:  Lessor's exemption from liability in
Section 8.8 of the Form Lease shall not extend to any injury or damage to the extent attributable to the negligence or wilful misconduct of Lessor or its breach of the Lease.

22. REPAIR OF PARTIAL DAMAGE TO PREMISES:

    a. Notwithstanding Section 9.6 of the Form Lease to the contrary, Lessor's repair of Premises Partial Damage pursuant to Section 9.2 of the Form Lease shall be completed no later than one hundred fifty (150) days after the date of occurrence of the damage subject to delays beyond the reasonable control of Lessor including strikes, acts of God, extraordinary weather conditions and
the like.   If within thirty (30) days after the occurrence of the damage Lessee reasonably estimates that the repair of the damage will take more than 150 days to repair, Lessee shall have the right to terminate this Lease as of the date of the damage by notice in writing to Lessor delivered within such thirty (30) day period.

    b. The provisions of Section 9.2 are limited to the extent that Lessee shall not be required to contribute more than 50% of the deductible amount of the property insurance policy toward the cost of repair or restoration, and Lessor shall contribute the balance.

23. LESSOR'S OBLIGATION OF REMEDIATION:  Notwithstanding provision (ii) of
Section 9.7 of the Form Lease to the contrary, Lessor shall bear the full cost of investigation and remediation of any Hazardous Substance condition, and Lessor shall have no right to terminate the Lease in connection therewith, if such Hazardous Substance condition is attributable to, in whole or in part, Hazardous Substances which were in existence in, on or under the Premises on or prior to the date of delivery thereof.

24. PAYMENT OF TAXES: Lessor and Lessee agree that during the Term Lessee shall make advance payments of Real Property Taxes along with payments of Base Rent as provided in Section 10.1(b) of the Form Lease.

25. CURE PERIOD FOR CERTAIN DEFAULTS: The ten (10) day cure period for certain defaults specified in the final line of Section 13.1(c) of the Form Lease shall be replaced with the number fifteen (15).

26. MORTGAGEE NON-DISTURBANCE: Within Thirty (30) days following the full execution of the Lease by both parties thereto, Lessor shall use its best efforts to obtain a non-disturbance and recognition agreement from each present mortgagee of Lessor having rights in the Premises appear to those of Lessee under this Lease which agreement shall be reasonably acceptable to Lessee. Said agreement shall provide, at a minimum, that Lessee's use and enjoyment of the Premises shall not be disturbed so long as Lessee is not in Breach of the Lease. Lessee shall have the right to terminate this lease if the non-disturbance agreement has not been obtained within sixty (60) days of the execution of this lease.

27. NO GROUND LEASE: Lessor warrants that there is no ground lease in effect with respect to the Premises.

28. LESSOR ACCESS: Notwithstanding any provision of Section 32 of the Form Lease to the contrary, except in an emergency Lessor must provide reasonable advance notice to Lessee of its desire to enter the Premises. Such entry (other than in emergencies) may occur only during reasonable business hours as determined by Lessee in its sole discretion. Any entry shall be for a reasonable period of time only and shall cause as little interference to Lessee and its business as reasonably necessary. Lessor acknowledges that Lessee may impose reasonable security measures on or otherwise limit or restrict Lessor's access to certain portions of the Premises in order to protect proprietary or confidential information used by Lessee and its business provided however, Lessor may obtain access to such restricted areas for legitimate business purposes for persons who are not competitors of Lessee provided such non competitors shall sign a confidentiality agreement in form and substance reasonably satisfactory to Lessee.

29. RETURN OF DEPOSITS: Should this lease be terminated by either party as permitted herein, Lessor promptly shall return to Lessee all payments and deposits theretofore made by Lessee to Lessor.


LESSOR:    HARRY LOCKLIN               LESSEE:  AFFYMETRIX


By: /S/ HARRY P. LOCKLIN          By:  /S/ DAVID B. SINGER
    --------------------               -------------------

Date:  12/11/94                   Its:     PRESIDENT
    ----------                         -------------


                                  By:  /S/ STEPHEN P. A. FODOR
                                      --------------------------

                                  Its:     PRESIDENT
                                      --------------------------

                                       Date:    12/6/94
                                            -----------

                                      SCHEDULE 1


LESSOR'S WORK:    Except as to any work which is required to place the Premises in the condition required for delivery as set forth in the Lease, Lessor shall not be responsible for any work whatsoever with respect to the Leased Premises. Lessee agrees that, subject to the provisions of the Lease and Addendum thereto, (i) it shall accept the Leased Premises in AS-IS condition as of the date Lessee takes possession of the Leased Premises with Lessor's consent; (ii) Lessor shall have no responsibility to make any Tenant Improvements which may be required to prepare the Leased Premises for Lessee's use;
                  (iii) Lessee, at its sole cost and expense, shall complete any Tenant Improvements which may be required upon the Leased
                  Premises prior to Lessee's initial opening for business; and
                  (iv) all such Tenant Improvements shall be completed in accordance with all applicable City, County, and State laws, ordinances, rules and regulations relating thereto.

LESSEE'S WORK:    Lessee shall cause to be prepared and submitted to Lessor for its approval plans for Lessee's improvements to the Premises
                  ("Tenant Improvements").  Lessor shall promptly approve or disapprove such plans and Lessee shall make all changes which may reasonably be requested by Lessor.  When such plans have been approved by Lessor they shall be referred to herein as
                  the Final Plans.   Lessee's Work shall consist of all work
                  described in the Final Plans and any other work which is approved by the Lessor or which may be required by Lessee or governmental authority, or which may be necessary to ready the Leased Premises for Lessee's occupancy.

                                      SCHEDULE 2

    Lessor shall reimburse Lessee for all Construction Costs incurred by Lessee in the construction of the Tenant Improvements, but not in any event to exceed the sum of Ninety Thousand Dollars ($90,000), hereinafter referred to as the "Improvement Allowance." The term "Construction Costs" shall mean building permit fees and the amount of the contract for labor and materials paid to third party contractors or subcontractors in the building trades for Tenant Improvements. Construction Costs shall exclude all other costs and, further, shall exclude costs that might otherwise be considered to be Construction Costs but which are for professional services, insurance or bonds, licenses, inspection, soils reports, signs, equipment, trade fixtures, interior decorations, other improvements which are not of a permanent nature or which are unique to Lessee's use and not readily usable by another tenant, nor utility hook-up fees.

    Upon Lessor's approval of Final Plans and following issuance of necessary building permits, Lessor shall pay to Lessee the sum of Forty-Five Thousand Dollars ($45,000) on account of the Improvement Allowance. The balance of the Improvement Allowance shall be paid within thirty (30) days thereafter.

    a. Following completion of the Tenant Improvements Lessee shall do the following:

           i. Certify to Lessor that the total cost of Lessee's Work equals or exceeds the Improvement Allowance and deliver such evidence thereof as Lessor shall reasonably request.

           ii. Cause the Leased Premises to be discharged and released from any and all claims or liens that may have accrued from the performance of Lessee's Work.

           iii. Deliver to Lessor or its designee copies of all guarantees and warranties relating to the work performed.

           iv. Deliver a written guaranty to Lessor from Lessee, and certificate from Lessee's architect, that all work has been substantially performed in accordance with the Final Plans, as amended by approved change orders, if any.

           v. Deliver to Lessor a copy of the certificate of Occupancy issued by the appropriate governmental agency, if any.

           vi. Furnish Lessor with one (1) set of as-built plans which incorporate all changes in the Final Plans made during the course of construction, and which accurately describe the work as in fact built.

    b. If at any time during the progress of the work or before the final payment is made any lien or claim of lien is filed or notification to withhold money for labor or material furnished by Lessee or the contractor is served on Lessor, Lessor shall have the right to withhold from any payment otherwise due Lessee an amount sufficient to discharge any and all such liens or claims. Documentation in form satisfactory to Lessor that such liens or claims have been released must be furnished to Lessor by Lessee or Lessee's contractor before the retained money will be paid to Lessee, or if Lessee or its contractor have not settled the liens or claims within a reasonable time, not to exceed ten (10) business days, from and after the date on which such lien or claim is made, Lessor shall have the right, but not the obligation, to discharge any or all such liens or claims out of the withheld money.